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                                                                    EXHIBIT 99.1

                               PURCHASE AGREEMENT

                                      AMONG

                               WATERLINK, INC. AND

                         BARNEBEY SUTCLIFFE CORPORATION,

                            COLLECTIVELY, AS SELLER,

                                       AND

                            CALGON CARBON CORPORATION

                                    AS BUYER

                                FEBRUARY 3, 2004



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                               PURCHASE AGREEMENT

         This Purchase Agreement (this "Agreement") is effective February 3, 2004 (the "Effective Date"), among Barnebey Sutcliffe Corporation, an Ohio corporation ("Barnebey"), Waterlink, Inc., a Delaware corporation and the sole shareholder of each of Waterlink UK (as hereinafter defined) and Barnebey ("Waterlink" and, together with Barnebey, "Seller") and Calgon Carbon Corporation, a Delaware corporation, and/or its permitted assignee(s) ("Buyer").

                             BACKGROUND INFORMATION

         1. Seller is an international provider of integrated water and air purification solutions for both industrial and municipal customers (the "Business").

         2. Each of Waterlink and Barnebey are debtors-in-possession in a case (the "Chapter 11 Case") commenced on June 27, 2003 (the "Petition Date") under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. Sections 101 et. seq. (as amended, the "Bankruptcy Code"), pending in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), and assigned Case Nos. 03-11989 (PJW) et seq. Seller desires to sell and assign to Buyer, and Buyer desires to purchase and assume from Seller, subject to the approval of the Bankruptcy Court, (1) all of the assets of Seller, (2) all of the outstanding capital stock of Waterlink (UK) Holdings Limited, formerly known as Waterlink (UK) Limited ("Waterlink UK"), a company registered in England and Wales with number 3181974 and the holder, directly or indirectly, of the entire issued share capital of (a) Sutcliffe Speakman Limited ("Speakman"), (b) Sutcliffe Croftshaw Limited and (c) Lakeland Processing Limited (collectively, the "Subsidiaries" and, individually, a "Subsidiary"), and (3) all of the Assumed Liabilities (as defined below), in each case upon the terms and conditions set forth in this Agreement.

                             STATEMENT OF AGREEMENT

         Seller and Buyer (the "Parties") acknowledge the accuracy of the foregoing Background Information and hereby agree as follows:

                                    ARTICLE I
                             ASSET PURCHASE AND SALE

         Section 1.1. Asset Purchase. On the Closing Date (defined in Article
IV), subject to the terms and conditions of this Agreement, Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase, acquire and accept from Seller, free and clear of all liens, debts and claims (each as defined in Section 101 of the Bankruptcy Code, "Liens," "Debts" and "Claims," respectively) and other encumbrances to the fullest extent permitted by the Bankruptcy Code (the "Asset Purchase"), all of Seller's right, title and interest in and to all of the assets, properties, rights and claims, whether tangible or intangible, owned, held or used by Seller in the operation of the Business, other than those excluded by Buyer pursuant to Section 1.2 hereof (the "Assets"). The Assets shall include, without limitation, the following:


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                  (a)      All accounts receivable (including, without
limitation, customer retainages) and all causes of action relating or pertaining thereto, other than accounts receivable owed by Affiliates (as defined in Section 101 of the Bankruptcy Code) or Insiders (as defined in Section 101 of the Bankruptcy Code) of Seller (except that the Assets shall include all accounts or notes receivable owed to Seller by Waterlink UK or a Subsidiary);

                  (b) All supplies, goods, materials, work in process, inventory and stock in trade (collectively, the "Inventory");

                  (c)      Deferred income taxes;

                  (d) All other current assets as reflected in the unaudited consolidating balance sheet of Seller as of September 30, 2003;

                  (e) All furniture, fixtures, equipment, other leasehold improvements and supplies including without limitation all such property located on the Columbus Property (defined in Section (j) below) and located at all facilities presently leased by Seller (excluding any equipment that is the subject of executory contracts listed on Exhibit A to the Notice of Sale, Assumption and Assignment of Unexpired Lease or Executory Contract filed December 24, 2003);

                  (f)      All other tangible personal property (the
"Tangibles");

                  (g) All licenses, permits, consents, authorizations, approvals and certificates required for the operation of the Business to the extent transferable under applicable law or consented to by any third parties whose consent is required for such transfer, (collectively, the "Permits");

                  (h) All patents, trademarks, tradenames and service marks (in each case, including applications therefor), registered and unregistered copyrights, web sites, domain names, and other intellectual property, proprietary rights and intangible assets (whether U.S. or foreign), including without limitation the names "Barnebey Sutcliffe," "Sutcliffe Speakman," "Suttcliffe Croftshaw" and "Waterlink" (collectively, the "Proprietary Rights"), in each case to the extent transferable under applicable law or consented to by any third parties whose consent is required for such transfer; and

                  (i) (1) To the extent assignable under the Bankruptcy Code or to the extent assignment is consented to by the third party or parties to such agreements, all rights under the executory contracts and unexpired leases to be identified on Schedule 1.1(i) (collectively, the "Assumed Contracts"), which schedule (A) shall be provided by Buyer to Seller and attached hereto prior to the Closing Date, and (B) shall include the Englehard Supply Contract (the aggregate outstanding pre-and post-petition obligations with respect to which were approximately $504,028 as of September 30, 2003 and the Cure Amount with respect to which is $460,840.52) and the Retirement Plan and the Plan Trust (each as defined in Section 8.9); (2) all rights of Seller under all confidentiality agreements executed and delivered by all persons who engaged in due diligence in connection with the contemplated sale of the Business or the Stock or assets of Waterlink UK or the Subsidiaries, and (3) all claims, choses in action, policies and all other rights and interests of Seller to and with respect to insurance coverage under past and

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present policies relating to the Assets or Assumed Liabilities or operation of the Business (but excluding any rights to receive a return of any premiums paid with respect to any such policy) (the "Insurance Assets"), provided that such assignment to Buyer of Insurance Assets will not be effective until the earlier of (x) 30 days after the bar date for administrative claims set by the Bankruptcy Court with respect to the Chapter 11 Case or (y) the date upon which the Chapter 11 Case (or any Chapter 7 case into which it is converted) is dismissed (the "Effective Time"). Prior to the Effective Time, the parties will cooperate to ensure that no present or future rights or benefits with respect to the Insurance Assets are diminished or lost, and in particular, without limitation, after the date hereof Seller will provide to Buyer access to and the right to copy any documents evidencing Insurance Assets and business records relating thereto, and Seller will promptly deliver such notices and take such other actions as Buyer reasonably requests to preserve rights and benefits pursuant to and in connection with the Insurance Assets. Notwithstanding the foregoing section (i)(3), the proceeds of any claim made by Seller prior to the Effective Time under a policy that is an Insurance Asset will be applied to the liability with respect to which the claim was made.

                  (j) All of Barnebey's fee simple ownership interest in all of its owned real property (except to the extent included in Excluded Assets), including without limitation the real property located at 835 North Cassady Avenue, Columbus, Franklin County, Ohio 43219 (the "Columbus Property"), and all improvements thereon.

                  (k) All business records, correspondence and personnel records, customer lists and records and other information relating to operation of the Business prior to Closing. All of Seller's choses in action, claims, warranties, rights and remedies related to the Assets.

         Section 1.2. Excluded Assets. Notwithstanding any other provision of this Agreement to the contrary, (a) the assets of Seller as of the Closing Date identified on Schedule 1.2, (b) any assets which Seller is prohibited from selling to Buyer under applicable law, (c) any other assets specifically identified by Buyer as an Excluded Asset prior to Closing, and (d) the stock of Barnebey and any other equity interests directly or indirectly owned by Seller other than the Stock (collectively, the "Excluded Assets") shall be excluded from the Assets and shall be retained by Seller.

         Section 1.3. Assumed Liabilities.

                  (a) At the Closing, Buyer shall assume from Seller and thereafter pay, perform or discharge in accordance with their terms no liabilities whatsoever, other than liabilities and obligations (i) arising under the Assumed Contracts and all cure amounts owing under, and reinstatement costs and expenses relating to, the Assumed Contracts as of the Closing Date (the "Cure Costs"), and (ii) as set forth on Schedule 1.3. The liabilities to be assumed pursuant to this Agreement shall be referred to herein as the "Assumed Liabilities."

                  (b) Seller acknowledges and agrees that pursuant to the terms and provisions of this Agreement and under any contract or other agreement, Buyer will not assume any obligation of Seller other than the Assumed Liabilities from and after the Closing Date. In furtherance and not in limitation of the foregoing, neither the Buyer nor any of its affiliates shall assume, and shall not be deemed to have assumed, any debt, claim, obligation or other liability of Seller including, but not limited to:

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                                    (i)      any liability or obligation for any
                  fees and expenses incurred or owed in connection with the administration of the Chapter 11 Case, the fees and expenses of attorneys, accountants, financial advisors, consultants and other professionals retained by Seller or the Official Committee of Unsecured Creditors, incurred or owed in connection with the administration of the Chapter 11 Case, and all out of pocket expenses of Seller in connection with the transactions contemplated under this Agreement;

                                    (ii)     Any of Seller's liabilities in
                  respect of taxes arising from the operation of the Business and Assets prior to the Closing Date (other than accrued income taxes in an amount not to exceed $86,035, which amount is the accrued income taxes of Barnebey as reflected in the consolidating balance sheet included in the Consolidating Financial Statements (defined in Section 6.6) ("Accrued Income Taxes");

                                    (iii)    any indebtedness for borrowed money
                  of Seller;

                                    (iv)     any liability or obligation related
                  to any Excluded Asset;

                                    (v)      all accounts payable arising prior
                  to the Closing Date (other than Cure Costs and Assumed Liabilities);

                                    (vi)     any liability or obligation of
                  Seller to any former or current shareholder of Seller and its Subsidiaries;

                                    (vii)    other than Assumed Liabilities, any
                  liability or obligation relating to, or arising out of (i) the conduct of the Business or the ownership of the Assets prior to the Closing Date, or (ii) any act, omission, transaction, sale of goods or services, or other condition, which occurred or existed prior to the Closing Date, other than those liabilities and obligations included in the Assumed Liabilities; and

                                    (viii)   any and all environmental costs and
                  liabilities arising from Barnebey's operation of the Business prior to the Closing Date including, without limitation, all environmental costs and liabilities of Barnebey relating in any manner to Barnebey's direct or indirect handling, transportation or disposal of any substance regulated under any environmental law, or any substance defined as or included in the statutory or regulatory definitions of pollutant, hazardous or toxic waste, hazardous material or "toxic substance" under any environmental law.

         Section 1.4. Conveyance Documents. At the Closing, Seller shall convey, assign and transfer the Assets to Buyer through the execution and delivery of the following documents, each in form and substance reasonably acceptable to
Buyer:

                  (a) Bills of sale, deeds or assignments transferring the Assets, in form and content mutually satisfactory to Buyer and Seller;

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                  (b)      An instrument whereby Buyer assumes the Assumed
Contracts from Seller, in form and content mutually satisfactory to Buyer and Seller;

                  (c) Such other assignment or conveyance documents as may be reasonably requested by Buyer.

                  If consents or approvals of any third parties are required for any conveyances, assignments or transfers in connection with the Asset Purchase, Seller shall use commercially reasonable efforts to cause such consents or approvals to be obtained prior to the Closing. All costs and expenses related to any consents or approvals related to the Asset Purchase shall be paid by Seller.

         Section 1.5. Possession. Buyer shall be entitled to exclusive possession of the Assets as of the Closing.

                                   ARTICLE II
                             STOCK PURCHASE AND SALE

         Section 2.1. Stock Purchase. On the Closing Date, subject to the terms and conditions of this Agreement, Waterlink shall sell, transfer, convey, assign and deliver to Buyer, and Buyer shall purchase and acquire from Waterlink (the "Stock Purchase"), all of the issued and outstanding shares in the share capital of Waterlink UK (being 8,126,000 Ordinary Shares of (pound)1 each) (the "Stock") free and clear of all Liens, Debts and Claims.

         Section 2.2. Stock Conveyance Documents. At the Closing, Seller shall sell, transfer and assign the Stock to Buyer by execution and delivery of the following:

                  (a) a duly executed share transfer form in favor of, and in form and substance reasonably satisfactory to, Buyer in relation to the Stock together with all share certificates representing the Stock (or, in the case that any such certificates are missing or lost, an indemnity in relation to such certificates in a form reasonably acceptable to the Buyer); and

                  (b) the statutory books, minute books and other corporate books and records of Waterlink UK and its Subsidiaries.

                  If consents or approvals of any third parties are required for any conveyances, assignments or transfers in connection with the Stock Purchase, Seller shall use commercially reasonable efforts to cause such consents or approvals to be obtained prior to the Closing. All costs and expenses related to such consents and approvals shall be paid by Seller. In addition, at Closing, Seller shall provide all executed documents necessary to release all Liens, Claims or Encumbrances existing with respect to the assets of Waterlink UK and the Subsidiaries, other than Liens of the Bank of Scotland in connection with its existing receivables factoring agreement with Speakman (the "Bank of Scotland Liens").

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                                   ARTICLE III
                             PURCHASE PRICE; DEPOSIT

         Section 3.1. Purchase Price.

                  (a) In full consideration for the sale and transfer of the Assets and the Stock to Buyer, Buyer shall assume the Assumed Liabilities and pay to Seller an amount equal to (i) $35,200,000 (such cash amount, the "Preadjustment Cash Purchase Price") and (ii) either (A) plus the amount by which Barnebey's and Waterlink UK and Subsidiaries' Closing Date Working Capital (as defined below) is greater than $18,473,000 or (B) minus the amount by which Closing Date Working Capital is less than $17,973,000 (the amount of such adjustment (A) or (B) being referred to herein as the "Adjustment Amount" and the Preadjustment Cash Purchase Price as increased or decreased by the Adjustment Amount being referred to herein as the "Purchase Price").

                  (b) At the Closing, unless otherwise agreed by the Parties, Buyer shall:

                           (i) Pay to Seller, in immediately available U.S. funds by confirmed wire transfer to a bank account to be designated by Seller or by such other means as are agreed upon by Seller and Buyer, the Preadjustment Cash Purchase Price plus or minus, as the case may be, an estimate of the Adjustment Amount (the "Estimated Adjustment Amount"), which Estimated Adjustment Amount shall be determined in the same manner as the Adjustment Amount except that, for purposes of determining the Estimated Adjustment Amount, Closing Date Working Capital shall be determined from the Preliminary Closing Date Balance Sheet (as defined below) which shall be prepared by Seller in good faith in accordance with GAAP and consistent with past practice and delivered to Buyer on the 5th business day immediately preceding the Closing Date and reasonably approved by Buyer as to its preparation in accordance with the foregoing criteria, minus the Deposit (as defined in Section 3.2 below), minus the Purchase Price Adjustment Escrow Amount (as defined in Section 3.3 below), in immediately available U.S. funds by confirmed wire transfer to a bank account to be designated by Seller or by such other means as are agreed upon by Buyer and Seller; and

                           (ii) Pay to the Price Adjustment Escrow Agent (as defined in Section 3.3) the Purchase Price Adjustment Escrow Amount in immediately available U.S. funds by confirmed wire transfer to a bank account to be designated by the Price Adjustment Escrow Agent; and

                           (iii) Instruct the Deposit Escrow Agent (defined in Section 3.2) to deliver the Deposit (and interest accrued thereon) to Seller by such means as Seller and the Deposit Escrow Agent shall agree.

         (c) For purposes hereof, the following terms shall have the following definitions.

                  (i) "Closing Date Working Capital" of Barnebey and Waterlink UK and the Subsidiaries shall mean, from the Final Closing Date Balance Sheet (as defined below), (a) the sum of (i) Waterlink UK and the Subsidiaries' cash, (ii) Barnebey's and Waterlink UK and the Subsidiaries' accounts receivable (other than intercompany trade receivables

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         and intercompany notes receivable) net of reserves, (iii) Barnebey's and Waterlink UK and the Subsidiaries' Inventory net of reserves, (iv) Barnebey's and Waterlink UK and the Subsidiaries' costs in excess of billings relating to completed jobs and work-in-process, (v) Barnebey's deferred income taxes and (vi) Barnebey's and Waterlink UK and the Subsidiaries' other current assets, less (b) the sum of (i) post-petition accounts payable of Barnebey (other than intercompany trade payables and intercompany notes payable) and accounts payable of Waterlink UK and the Subsidiaries (other than intercompany trade payables and intercompany notes payable), (ii) accrued expenses of Barnebey and Waterlink UK and the Subsidiaries, (iii) billings in excess of costs relating to completed jobs and work-in-process of Barnebey and Waterlink UK and the Subsidiaries, (iv) Accrued Income Taxes (as defined in Section 1.3(b)(ii)) and accrued income taxes of Waterlink UK and the Subsidiaries and (v) Waterlink UK and the Subsidiaries' current maturities of long-term debt. Notwithstanding the foregoing, neither any Excluded Assets (nor any excluded liabilities) shall be taken into account for purposes of computing Closing Date Working Capital.

                  (ii) "Preliminary Closing Date Balance Sheet" shall mean an estimated consolidated balance sheet of Barnebey, Waterlink UK and the Subsidiaries as of the Closing Date.

                  (iii) "Final Closing Date Balance Sheet' shall mean the consolidated balance sheet delivered by Seller to Buyer in accordance with Section 3.4.1.

         Section 3.2. Deposit. Prior to the execution and delivery of this Agreement by Buyer and Seller, Buyer deposited into escrow (the "Deposit Escrow") with Baker & Hostetler LLP, as escrow agent (the "Deposit Escrow Agent") a deposit in the amount of $1,000,000 (the "Deposit") in immediately available funds to be held by the Deposit Escrow Holder in an account pursuant to this Section 3.2. Interest earned on the Deposit shall be credited to and become a part of the Deposit. If the Closing occurs, then at the Closing, the Deposit (and all interest accrued thereon) shall be credited toward the Purchase Price. In the event that this Agreement is terminated by reason of Buyer's material default hereunder or the failure of Buyer to fulfill the conditions specified in Sections 9.2(b), (c) or (e), the Deposit Escrow Holder shall deliver the Deposit (together with all interest thereon) to Seller without prejudice to any rights that Seller may otherwise have hereunder. If this Agreement is terminated pursuant to Section 10.1 of this Agreement (other than a termination pursuant to Section 10.1(c) or (e)), then the Deposit shall be returned to Buyer.

         Section 3.3. Purchase Price Adjustment Escrow. Notwithstanding anything to the contrary in this Agreement, Buyer and Seller agree that, at the Closing, Seller shall deposit (via diversion of a portion of the Purchase Price otherwise due at Closing) into escrow (the "Purchase Price Adjustment Escrow") with an escrow agent or company as may be agreed upon by the Parties (the "Price Adjustment Escrow Agent"), $1,250,000 (the "Purchase Price Adjustment Escrow Amount") in immediately available U.S. funds pursuant to an escrow agreement reasonably agreeable to, and by and among, Buyer, Seller and the Price Adjustment Escrow Agent (the "Price Adjustment Escrow Agreement"). Upon receipt of the Purchase Price Adjustment Escrow Amount, the Price Adjustment Escrow Agent shall immediately deposit the Purchase Price Adjustment Escrow Amount into an interest-bearing account. The Purchase Price Adjustment Escrow Amount shall be held until such time as the Adjustment Amount is final and binding (the

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"Purchase Price Adjustment Escrow Period"), and shall be used solely as a source of payment to satisfy Seller's obligation, if any, to pay any difference between the Estimated Adjustment Amount and the final Adjustment Amount under Section
3.4 hereof. Such Purchase Price Adjustment Escrow Amount shall otherwise be administered and released during the Purchase Price Adjustment Escrow Period as specifically provided for herein and in the Price Adjustment Escrow Agreement.

         Section 3.4. Post-Closing Purchase Price Adjustment.

                  3.4.1 Unless the Parties shall have agreed on the Adjustment Amount on or before the Closing Date, Seller shall, within forty-five
(45) days of the Closing Date, prepare and deliver to Buyer a consolidated balance sheet of Barnebey, Waterlink UK and the Subsidiaries as of the Closing Date (the "Final Closing Date Balance Sheet") based on which Seller will have determined the Closing Date Working Capital and the Adjustment Amount. Buyer may object to Seller's determination of the Adjustment Amount by delivery of a written statement of objections (stating the basis of the objections with reasonable specificity) to Seller within fifteen (15) days following delivery to it by Seller of such consolidated balance sheet. If Buyer makes such objection, then Buyer and Seller shall seek in good faith to resolve all disagreements set forth in Buyer's written statement of objections within twenty (20) days following the delivery thereof. In the event Buyer and Seller are unable to resolve all such disagreements within such twenty (20) day period, then either of them may elect, by written notice to the other, to have all such unresolved disagreements resolved by an accounting firm of recognized national standing acceptable to Buyer and Seller and not then employed by either Seller or Buyer (the "Selected Accounting Firm"), provided that, if Buyer and Seller cannot agree upon the accounting firm to serve as the Selected Accounting Firm, then the Bankruptcy Court shall make the determination, which shall be final and binding on the Parties. Each of Buyer and Seller shall promptly deliver its proposed Adjustment Amount and support thereof to the Selected Accounting Firm, and shall jointly instruct the Selected Accounting Firm to select either Buyer's or Seller's proposed Adjustment Amount, which selected Adjustment Amount shall be deemed accepted by Buyer and Seller for all purposes of this Agreement. No appeal from such determination shall be permitted. The Selected Accounting Firm shall be further instructed to use every reasonable effort to perform its services within thirty (30) days after submission to it of the proposed Adjustment Amounts and, in any case, as soon as practicable after such submission. The costs and expenses for the services of the Selected Accounting Firm shall be borne by the Party whose proposed Adjustment Amount is not selected. Notwithstanding anything to the contrary herein, any obligation of Seller to Buyer for the post-closing adjustment under this Section 3.4 shall be limited to, and shall not exceed, the Purchase Price Escrow Amount, and Buyer shall have no claim against Seller for, or any recourse for recovery of, any amount beyond the Purchase Price Escrow Amount.

                  3.4.2 If the Purchase Price as either agreed by the Parties or selected by the Selected Accounting Firm or determined by the Bankruptcy Court is less than the Preadjustment Cash Purchase Price plus or minus, as the case may be, the Estimated Adjustment Amount, then the amount of such short-fall shall be promptly paid to Buyer by the Price Adjustment Escrow Agent from the Purchase Price Adjustment Escrow Amount in immediately available U.S. funds by confirmed wire transfer to a bank account to be designated by Buyer. If such Purchase Price is greater than the Preadjustment Cash Purchase Price plus or minus, as the case may be, the Estimated Adjustment Amount, then the amount of such excess shall be promptly paid to Seller

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by Buyer in immediately available U.S. funds by confirmed wire transfer to a bank account to be designated by Seller.

         3.5 Taxes; Prorations. All stamp and other taxes imposed as a result of the transfer by Seller of the Assets and the Stock shall be paid by Buyer, except to the extent exempted by Section 1146(c) of the Bankruptcy Code. All real, personal and other similar property taxes assessed on the Assets and the Stock relating to all periods on or prior to the Closing shall be the responsibility of Seller. All real, personal and other similar property taxes assessed on the Assets relating to all periods after the Closing shall be the responsibility of Buyer. All real, personal and similar property taxes which have accrued but are not due as of the Closing Date shall be prorated on a per diem basis.

                                   ARTICLE IV
                                   THE CLOSING

                  The closing of the Asset Purchase and the Stock Purchase (the "Closing") shall be held at the offices of Baker & Hostetler LLP in Columbus, Ohio on or before February 18, 2004. The date of the Closing shall be referred to herein as the "Closing Date."

                                    ARTICLE V
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer represents and warrants to Seller as follows:

         Section 5.1. Organization and Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         Section 5.2. Power and Authority. Buyer has all requisite power and authority to enter into this Agreement and perform its obligations under this Agreement. This Agreement, the Asset Purchase and the Stock Purchase have been duly and validly authorized by all necessary action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

         Section 5.3. Brokers. Buyer is not under any obligation to any broker or other person (a "Broker") in connection with the transactions contemplated in this Agreement that would cause Seller to become liable for payment of any fee or expense with respect thereto (a "Commission").

         Section 5.4. No Violations. Neither the execution, delivery, or performance of this Agreement by Buyer, nor the consummation by Buyer of the transactions contemplated hereby, nor compliance by Buyer with any of the provisions hereof, will (a) conflict with or result in any breach of any provisions of the certificate of incorporation or bylaws of Buyer, (b) result in a violation or beach of, or constitute (with or without due notice or lapse of time) a default (or give rise to any right of termination, cancellation, acceleration, vesting, payment, exercise, suspension, or revocation) under any of the terms, conditions, or provisions of any note, bond, mortgage, deed of trust, security interest, indenture, license, contract, agreement, plan, or other instrument or obligation to which Buyer is a party or by which Buyer or Buyer's properties or

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assets may be bound or affected, or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer or Buyer's properties or assets.

         Section 5.5. Financing. On the date of Buyer's execution and delivery of this Agreement, at all times thereafter up until the Closing, and on the Closing Date, Buyer will have cash on hand or committed financing proceeds sufficient to deliver the Purchase Price to Seller in accordance with the terms of this Agreement.

         Section 5.6. Consents and Approvals. No consent, approval, or authorization of, or declaration, filing or registration with, any United States federal or state governmental or regulatory authority is required to be made or obtained by Buyer in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby.

         Section 5.7 Legal Proceedings and Judgments. There are no material claims, actions, proceedings or investigations pending or, to Buyer's knowledge, threatened against or relating to Buyer before any court or other governmental authority acting in an adjudicative capacity that could have a material adverse effect on Buyer's ability to consummate the transactions contemplated hereby.

                                   ARTICLE VI
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         With respect to the Asset Purchase, each Seller hereby jointly and severally represents and warrants to Buyer as follows:

         Section 6.1. Organization and Standing. Barnebey is a corporation duly organized, validly existing, and in good standing under the laws of the State of Ohio.

         Section 6.2. Power and Authority. Subject to the Bankruptcy Court's entry of the Sale Order, Barnebey has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement. This Agreement and the Asset Purchase have been duly and validly authorized by all necessary corporate action on the part of Barnebey. This Agreement has been duly executed and delivered by Barnebey and, upon entry by the Bankruptcy Court of the Sale Order, shall constitute the legal, valid and binding obligation of Barnebey, enforceable against Barnebey in accordance with its terms. Upon execution of the documents to be executed and delivered at the Closing or otherwise pursuant to this Agreement by Barnebey (the "Ancillary Asset Purchase Documents"), such documents shall constitute the legal, valid and binding obligations of Barnebey, enforceable in accordance with their terms, and, subject to the Bankruptcy Court's entry of the Sale Order, no other action or proceeding by or in respect of Barnebey is or was necessary to authorize this Agreement, the Ancillary Asset Purchase Documents or the consummation of the Asset Purchase.

         Section 6.3. Consents and Approvals. Barnebey's execution and delivery of this Agreement and the Ancillary Asset Purchase Documents and consummation of the Asset Purchase will not require any action or consent or approval of, or review by, or registration with, any third party, court or governmental body or other agency, instrumentality or authority, except (a) for consents, approvals, or authorizations of, or declarations or filings with, the Bankruptcy Court, and (b) for consents, approvals or authorizations which may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").

         Section 6.4. Brokers. Barnebey is not under any obligation to any Broker or other third party in connection with the sale of the Assets or the other transactions contemplated by this Agreement that would cause Buyer to become liable for payment of any fee or expense with respect thereto.

         Section 6.5 Compliance with Laws. The Business and Assets, and the assets, properties and business of Waterlink UK and the Subsidiaries, have been operated in material compliance with all applicable laws and all applicable governmental judgments, decrees, injunctions or similar orders, writs, ruling directives or other requirements (collectively, the "Governmental Orders") and each a "Governmental Order") including, without limitation, those relating to the safe conduct of the Business and the business of Waterlink UK and the Subsidiaries, environmental protection, consumer protection, equal opportunity discrimination, health and occupation safety. There are no claims, lawsuits, demands, suits, inquiries, hearings, investigations, notice of violations, litigations, proceedings, arbitrations, or other disputes, whether civil, criminal, administrative or otherwise pending against any Seller or any Subsidiary, or, to the knowledge of Seller, threatened, nor has Seller or any Subsidiary received or aware of any written notice, regarding any material violations of any applicable regulations and Governmental Orders enforced by any authority claiming jurisdiction over a Seller or any Subsidiary.

         Section 6.6 Financial Statements Seller has provided Buyer true, complete and correct copies of (i) the audited consolidated balance sheets of Seller (including Waterlink UK and the Subsidiaries) as of September 30, 2002 and 2001, respectively, and the related audited consolidated statements of operations, changes in stockholders' equity, and cash flows for the fiscal years then ended (the "Audited Financial Statements"), and (ii) the audited consolidating balance sheet of Seller (including Waterlink UK and the Subsidiaries) as of September 30, 2003 and the related audited consolidating statement of operations for the twelve months ended September 30, 2003 (the "Consolidating Financial Statements," and together with the Audited Financial Statements shall be collectively referred to as the "Financial Statements"). A copy of the Consolidating Financial Statements is attached hereto as Schedule
6.6. The Audited Financial Statements have been audited by Ernst & Young LLP, and the Consolidating Financial Statements have been audited by outside independent auditors, in accordance with U.S. generally accepted accounting principles, consistently applied ("GAAP"). The balance sheets included in the Financial Statements and the notes thereto fairly present the consolidated financial position of Seller at the respective date thereof in accordance with GAAP and such statements of operations, changes in stockholders' equity and cash flows and the notes thereto included in the Financial Statements fairly present the result of operations for the periods referred to therein, in accordance with GAAP, except that the Consolidating Balance Sheet has no notes attached thereto and does not have year-end audit adjustments (none of which would be material or recurring). The Financial Statements were prepared from the books and records of Seller. To Seller's knowledge, there has been, since September 30, 2003, no material adverse change to the financial performance, past or as currently budgeted, except for sales declines and other consequences directly attributable to the filing of the Chapter 11 Case. Each of the consolidated and consolidating financial statements of Seller and its Subsidiaries, including, in each case, the notes thereto, made available to Buyer comply, in all material respects, with applicable accounting requirements and with the published rules and regulations of the Securities and Exchange Commission with respect thereto. The books and records of Seller and its Subsidiaries have been, and are being, maintained in accordance with GAAP and applicable law.

         Section 6.7 Properties.

                  (a) Schedule 6.7 sets forth the description of all real property which Seller owns in connection with the Business (the "Real Property").

                  (b) Barnebey owns fee simple title to all the Real Property included in the Assets other than the Real Property in which it has a leasehold interest. Each of Barnebey, Waterlink UK and the Subsidiaries is the undisputed lessee with respect to the Real Property leased by it and has the right to quiet enjoyment and undisturbed possession of such property, as well as the right to continue to conduct its Business or business, as the case may be, without any claims by any lessors, mortgagees or other persons, subject to the terms and conditions of the Real Property leases thereto and any mortgage, Liens or other encumbrances affecting any of the Real Property and incurred by the landlord of any of the Real Property, and except for Liens and security interests of Seller's lenders (none of which Liens or security interests of Seller's lenders shall encumber the Assets, or any assets or properties of Waterlink UK or the Subsidiaries, immediately following Closing). There has been no disturbance of, or challenge to, the quiet possession of Barnebey, Waterlink UK or any Subsidiary under such leases.

                  (c) At the Closing, Seller will convey good and valid title to, or a valid leasehold interest in, all tangible personal property material to the operation of the Business.

                  (d) As of the Closing Date, Seller will have and will transfer to the Buyer title to all of the assets (except those subject to Assumed Contracts) necessary to operate the Business as currently operated, free and clear of all Liens, Debts, Claims and other encumbrances.

                  (e) Except as set forth in Schedule 6.7, neither the Assets nor the assets and properties of Waterlink UK or any Subsidiary include real property.

         Section 6.8 Customer Warranties. There have been no pending, nor to the best knowledge of Seller, threatened, claims under or pursuant to any warranty, whether expressed or implied, on products or services sold prior to the Closing Date by Seller or any Subsidiary that are not disclosed or referred to in the Financial Statements and, to the best of Seller's knowledge, that are not fully reserved against in accordance with GAAP. To the best of Seller's knowledge, all such reserved amounts are sufficient to cover such disclosed or referenced claims. All of the services rendered by Seller and each Subsidiary (whether directly or indirectly through independent contractors) have been performed in conformity with all expressed warranties and, in all material respects, with all applicable contractual commitments, and Seller does not have nor shall it have any liability for replacement or repair or for other damages relating to or arising from any such services, except for amounts incurred in the ordinary course of business which are immaterial in the aggregate and not required by GAAP to be disclosed in the Financial Statements. To the best of Seller's knowledge, there is no reason to expect an increase in warranty claims in the future.

         Section 6.9. Sufficiency of Assets. The Assets constitute all the assets necessary for the continued operation of the Business after the Closing in substantially the same manner as conducted prior to the Closing. The assets and properties of Waterlink UK and the Subsidiaries constitute all the assets and properties necessary for the continued operation by them of their respective businesses after the Closing in substantially the same manner as conducted prior to the Closing.

                                   ARTICLE VII
                             WARRANTIES OF WATERLINK

         With respect to the Stock Purchase, Waterlink warrants to Buyer as follows:

         Section 7.1. Organization and Standing. Waterlink UK and each Subsidiary is duly incorporated and validly existing in accordance with the laws of England and Wales. Waterlink UK and each Subsidiary is duly qualified to do business and is in good standing under the laws of (i) each jurisdiction in which it owns or leases property and (ii) each other jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification. Waterlink UK and each Subsidiary has all requisite corporate power and authority to own its properties and carry on its business as presently conducted.

         Section 7.2. Power and Authority. Subject to the Bankruptcy Court's entry of the Sale Order, Waterlink has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement. This Agreement and the Stock Purchase have been duly and validly authorized by all necessary corporate action on the part of Waterlink. This Agreement has been duly executed and delivered by Waterlink and constitutes the legal, valid and binding obligation of Waterlink, enforceable against Waterlink in accordance with its terms. Upon execution of the documents to be executed and delivered at the Closing or otherwise pursuant to this Agreement by Waterlink, Waterlink UK and/or the Subsidiaries (the "Ancillary Stock Sale Documents"), such documents shall constitute the legal, valid and binding obligations of each of them, as applicable, enforceable in accordance with their terms, and no other action or proceeding by or in respect of any of them is or was necessary to authorize the Stock Purchase (save in respect of any applicable requirements under the laws of England and Wales in relation to stamp duty payable on such Stock Purchase payable by Seller at Closing).

         Section 7.3. Consents and Approvals. Waterlink's execution and delivery of this Agreement and consummation of the Stock Purchase, and execution and delivery of the Ancillary Stock Purchase Documents by Waterlink, Waterlink UK and the Subsidiaries, will not require any action or consent or approval of, or review by, or registration with, any third party, court or governmental body or other agency, instrumentality or authority other than the Bankruptcy Court's entry of the Sale Order, and any applicable requirements under the laws of England and Wales in relation to stamp duty payable on such Stock Purchase, except for any consents required under Seller's credit agreement with its senior secured lenders.

         Section 7.4. Share Capital and Ownership. Waterlink owns all of the issued and outstanding issued share capital of Waterlink UK, and Waterlink UK owns all of the issued and outstanding issued share capital of each Subsidiary. All such issued and outstanding share capital of Waterlink UK and all of the issued and outstanding share capital of each Subsidiary is validly issued, fully paid and non-assessable, and all such shares of share capital are owned by Waterlink and Waterlink UK, respectively, free and clear of all Liens, pledges, encumbrances, charges, agreements or claims of any kind whatsoever, except as set forth in Schedule 7.4 hereof. At the Closing, all of the shares of share capital of Waterlink UK and of each Subsidiary shall be sold, assigned, and transferred to the Buyer free and clear of all such Liens, pledges, encumbrances, charges, agreements and claims. There are no outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, preemptive rights, rights of purchase, issuance, allotment, redemption, repayment or transfer or sale of any shares of the share capital of Waterlink UK or any Subsidiary, other than as contemplated by this Agreement.

         Section 7.5. Brokers. Neither Waterlink nor Waterlink UK nor any Subsidiary is under any obligation to any Broker or other third party in connection with the sale of the Stock or the other transactions contemplated in this Agreement that would cause Buyer, Waterlink UK or any Subsidiary to become liable for payment of any fee or expense with respect thereto.

         Section 7.6. Absence of Long-Term Obligations. Neither Waterlink nor Waterlink UK nor any Subsidiary has any outstanding long-term liabilities or liabilities not disclosed on the Financial Statements, other than with respect to obligations under the Sutcliffe Speakman Limited Pension and Life Assurance Scheme (the "UK Pension Obligations").

                                  ARTICLE VIII
                            COVENANTS OF THE PARTIES

         Section 8.1. General. Each Party shall use all reasonable efforts to take all actions and do all things reasonably necessary, proper or advisable to consummate the Stock Purchase and the Asset Purchase and to obtain approval and entry of the Sale Order (defined in Section 8.2(a)(ii)), including satisfying the closing conditions set forth in Article IX.

         Section 8.2. Applications to Bankruptcy Court. As soon as practicable after execution of this Agreement (and in no event later than 3 business days thereafter), Seller shall seek from the Bankruptcy Court the entry of an order, in form and substance satisfactory to Buyer and its counsel, approving this Agreement and all the transactions contemplated hereby (the "Sale Order"), which Sale Order shall (i) approve the sale of the Assets and the Stock to Buyer on the terms and conditions set forth in this Agreement and authorize Seller to proceed with such sale, (ii) state that the sale of the Property to Buyer shall be free and clear of all Liens, Debts and Claims, and any other encumbrances whatsoever (except as expressly provided in this Agreement) to the fullest extent permitted by the Bankruptcy Code, (iii) fix Cure Amounts for each Assumed Contract and, to the extent permissible under Section 365 of the Bankruptcy Code, approve Seller's assumption, and assignment to Buyer, of the Assumed Contracts pursuant to Section 365 of the Bankruptcy Code and order Buyer to pay the Cure Amounts as a condition to such assumption and assignment; and (iv) provided that Buyer is the successful bidder at the Auction, include a specific finding and conclusion of law that Buyer has acted in good faith in connection with its purchase of the Property and is entitled to all protections of Section 363(m) of the Bankruptcy Code.

All Parties shall use commercially reasonable efforts to have the Bankruptcy Court enter the Bid Procedures Order as soon as practicable following the filing of the motion therefor.

         Section 8.3. Maintenance of Acquired Assets. Seller shall, during the period from the Effective Date until the Closing Date (or until the termination of this Agreement pursuant to Article X), maintain the Assets, all properties and assets of Waterlink UK and the Subsidiaries, and all of Waterlink UK's and the Subsidiaries' net operating losses, in each case consistent with past practice, subject to any restrictions imposed by the Bankruptcy Court. From the date hereof through Closing, none of Seller, Waterlink UK or the Subsidiaries shall (i) transfer, sell, dispose of, convey or expend assets or properties except the sale of products of their businesses, consistent with past practices;
(ii) incur any financing or indebtedness (other than ordinary course borrowing under financing described in Section 2.2); (iii) take any action that could have the effect of increasing or accelerating the UK Pension Obligations or of terminating or winding up the associated plans; (iv) enter into any contract or incur any obligation except as necessary to sell products on terms consistent with past practices; (v) hire any employee, increase or change the pay or benefits of any employee; (vi) take any action that will result in an Encumbrance, Claim or Lien on assets or property of Waterlink UK or the Subsidiaries; (vii) make any distribution or redemption with respect to equity or stock; or (viii) take any other action, except as is necessary to sell products of its business, consistent with past practices. Seller shall maintain existing and customary insurance coverage on all assets and properties of Seller, Waterlink UK and the Subsidiaries through Closing.

         Section 8.4. Inspections. From and after the Effective Date, Buyer and its employees, agents and representatives, upon prior written notice to Seller, shall be allowed reasonable access to the businesses of Barnebey and Speakman at reasonable times for purposes of inspection, including all business and tax records; provided, however, that such access shall not unreasonably interfere with either Seller's operation of its business and shall be at Buyer's expense and provided further that Seller shall not be required to take any action which would constitute a waiver of the attorney-client privilege.

         Section 8.5. Ability to Pay Purchase Price. As of the Effective Date, and as necessary or desirable in Seller's discretion until the Closing, Buyer shall demonstrate to Seller's to Seller's satisfaction, that Buyer has sufficient cash on hand or available financing proceeds or commitments to pay the Purchase Price at the Closing.

         Section 8.6. Union Contract. Without the prior written consent of Buyer, Barnebey shall not enter into a new, or amend or otherwise modify the existing, union contract with United Steel Workers of America, dated November 1, 2000, a complete copy of which has been provided to Buyer.

         Section 8.7 Termination of Note. Seller shall cause amounts payable under a certain inter company note receivable of Waterlink from Waterlink UK in the amount of $9,759,537 on September 30, 2003 to be forgiven by Waterlink, and such note terminated, such that there are no remaining rights or obligations thereunder at Closing.

         Section 8.8 Purchase Price Allocation. Seller shall keep Buyer informed as to its intentions with respect to allocation of the Purchase Price among the Assets and Stock and will provide to Buyer a copy of IRS Form 8594 promptly following final completion of such form.

         Section 8.9 U.S. Pension Plan. Effective as of the Closing Date, Buyer shall assume sponsorship of the Barnebey Sutcliffe Corporation Retirement Benefits Plan, E.I.N. #31-0934790

Plan No. 001 (the "Retirement Plan"), and become grantor of the trust created pursuant to the Retirement Plan (the "Plan Trust") and in that connection shall become responsible for the administration of the Retirement Plan and for the investment, funding and appointment of a successor trustee of the Plan Trust.

                                   ARTICLE IX
                              CONDITIONS TO CLOSING

         Section 9.1. Conditions to Obligations of Buyer. The obligations of Buyer to consummate the Asset Purchase and the Stock Purchase shall be subject to Seller's fulfillment on or prior to the Closing Date of each of the following conditions unless waived by Buyer in writing:

                  (a) the Bankruptcy Court shall have entered and approved the Sale Order;

                  (b) Seller shall have performed and complied in all material respects with all of its agreements and covenants hereunder on and as of the Closing Date;

                  (c) there shall not be any order of any governmental entity (a "Governmental Order") in effect preventing consummation of the transactions contemplated by this Agreement;.

                  (d) the representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date;

                  (e) Buyer shall have received the Preliminary Closing Date Balance Sheet in accordance with Section 3.1 hereof, which shall have been prepared by Seller in good faith in accordance with GAAP and consistent with past practice and reasonably approved by Buyer as to its preparation in accordance with the foregoing criteria;

                  (f) Buyer shall have received an opinion of Seller's counsel reasonably acceptable to Buyer attesting to, among other things, the validity of the transfer of the Stock; and

                  (g) Seller shall have delivered, or caused to be delivered, to Buyer a certificate (or its equivalent) dated not greater than ten
(10) business days prior to the Closing of the Secretary of State (or its equivalent) of its jurisdiction of organization as to the existence and good standing (or its equivalent) therein.

                  (h) Prior to the Closing, Seller shall have taken such action as is reasonably required to apply for an extension to the exemption notice received June 21, 1999 from Inland Revenue, U.K., pertaining to the deduction of tax related to the payment of interest on the Waterlink UK intercompany note referenced on Schedule 1.2.

         Section 9.2. Conditions to Obligations of Seller. The obligation of Seller to consummate the Asset Purchase and the Stock Purchase shall be subject to Buyer's fulfillment on or prior to the Closing Date of the following conditions, unless waived by the Seller in writing:

                  (a) the Bankruptcy Court shall have approved and entered the Sale Order;

                  (b) the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date;

                  (c) Buyer shall have performed and complied in all material respects with all of its agreements and covenants hereunder on and as of the Closing;

                  (d) there shall not be any Governmental Order in effect preventing consummation of the transactions contemplated by this Agreement; and

                  (e) Buyer shall have delivered, or caused to be delivered, to Seller a certificate dated not greater than ten (10) business days prior to the Closing of the Secretary of State of its jurisdiction of organization as to the existence and good standing of Buyer in the that State.

Seller may waive any condition specified in this Section 9.2, except for the condition that the Bankruptcy Court shall have approved and entered the Sale Order.

                                    ARTICLE X
                                   TERMINATION

         Section 10.1. Termination of Agreement. The Parties may terminate this Agreement prior to the Closing as provided below:

                  (a) The Parties may terminate this Agreement by mutual written consent at any time prior to the entry of the Sale Order;

                  (b) Buyer may terminate this Agreement by giving written notice to Seller in the event Seller is in material breach of any material representation, warranty or covenant in this Agreement that is not qualified by materiality or Seller is in breach of any representation, warranty or covenant in this Agreement that is so qualified, and such breach has not been cured within ten (10) business days following the delivery of written notice thereof to Seller (provided that Buyer is not then in breach of this Agreement);

                  (c) Seller may terminate this Agreement by giving written notice to Buyer in the event (i) Buyer is in material breach of any material representation, warranty or covenant contained in this Agreement and (ii) such breach has not been cured within ten (10) business days following the delivery of written notice thereof to Buyer (provided that Seller is not then in breach of this Agreement);

                  (d) Seller may terminate this Agreement if (i) any of the conditions set forth in Section 9.2(a) or (d) shall have become incapable of fulfillment, or (ii) any of the conditions set forth in
         Section 9.2(b), (c) or (e) shall have become incapable of fulfillment or cure by Buyer and shall not have been waived by Seller, provided that Seller is not then in breach of this Agreement;

                  (e) Buyer may terminate this Agreement if any of the conditions set forth in Section 9.1 shall have become incapable of fulfillment or cure by Seller and shall not have been waived by Buyer, provided that Buyer is not then in breach of this Agreement; or

                  (f) Buyer or Seller may terminate this Agreement if a motion to dismiss the Chapter 11 Case or a motion to convert the Chapter 11 Case or the appointment of a trustee, receiver, liquidator or other similar person for the purpose of liquidating any of the Assets other than pursuant to this Agreement has been granted in the Bankruptcy Case; or

                  (g) Buyer or Seller may terminate this Agreement if a Closing shall not have occurred on or before February 18, 2004 for reasons unrelated to the dilatory conduct of the terminating party.

         Section 10.2. Default. If this Agreement is terminated under Section 10.1, written notice thereof will forthwith be given to the other Party and this Agreement will thereafter become void and have no further force and effect and, except for those provisions that expressly survive the termination of this Agreement, all further obligations of Seller and the Buyer to each other under this Agreement will terminate without further obligation or liability of Seller or Buyer to the other (other than with respect to breaches, if any, of this Agreement prior to such termination), except that:

                  (a) Each Party will return all documents, workpapers and other material of any other party relating to the transactions contemplated by this Agreement, whether so obtained before or after the execution of this Agreement, to the Party furnishing the same.

                  (b)      If this Agreement is terminated pursuant to Article
10.1 of this Agreement (other than a termination pursuant to Section 10.1(c) or (d)(ii)), then within two (2) business days after such termination, the Deposit shall be returned to Buyer.

                  (c)      If this Agreement is terminated by Seller pursuant to
Section 10.1(c) or (d)(ii), then the Deposit shall be paid to Seller.

                  (d) In the event of a default by Seller under this Agreement after entry of the Sale Order by the Bankruptcy Court, the Buyer shall be entitled to all of its remedies at law and in equity.

         Section 10.3. Extension; Waiver. At any time prior to the Closing, Seller, on the one hand, or Buyer, on the other hand, may (i) extend the time for the performance of any of the obligations or acts of the other Party, (ii) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto, (iii) waive compliance with any of the agreements of the other Party contained herein or
(iv) waive any condition to its obligations hereunder. Any agreement on the part of Seller, on the one hand, or Buyer, on the other hand, to any such extension or waiver shall be valid only if set forth in writing.

                                   ARTICLE XI
                             COVENANTS AFTER CLOSING

         Section 11.1. Access. During the six-year period following the Closing Date and during normal business hours, Buyer will, and will cause its affiliates, successors and assigns to, permit upon reasonable advance, at least five (5) days, prior written notice (a) Seller and its representatives to have access to the books, documents and records (including tax returns, files, papers and related items) of, and relating to, Speakman, its business or its employees, in each case to the extent relating to any period prior to the Closing or the legitimate business needs of Seller or any of its Affiliates, and permit Seller and its representatives to make copies of such books, documents and records at Seller's expense and (b) Seller and its representatives to have reasonable access to the employees of Buyer and its Affiliates, and direct such employees to cooperate with each of them, for Seller's or any of its Affiliates' resolution of Tax, audit, litigation, accounting, securities or similar matters that relate to any period prior to the Closing (whether such matters arose before or after the Closing). Without limiting the generality of the foregoing, Buyer agrees that such legitimate business needs include (i) defending or pursuing claims, litigation or similar proceedings, (ii) preparing or making filings contemplated by securities laws or stock exchange rules, (iii) preparing or filing tax returns or responding to audits, and (iv) administering Seller's bankruptcy estate.

                                   ARTICLE XII
                                    SURVIVAL

         Section 12.1. Survival. None of the representations or warranties contained herein or in any instrument or document delivered pursuant thereto will survive the Closing, and none of the Parties nor any of their respective officers, directors, representatives, employees, advisors or agents shall have any liability to the other after the Closing for any breach thereof.

         Section 12.2. "AS IS" TRANSACTION. BUYER HEREBY ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, SELLER MAKES NO (AND SELLER EXPRESSLY DISCLAIMS AND NEGATES ANY) REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, WITH RESPECT TO THE ASSETS OR ANY OTHER MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, INCOME TO BE DERIVED OR EXPENSES TO BE INCURRED IN CONNECTION WITH THE ASSETS, THE PHYSICAL CONDITION OF ANY PART OF THE ASSETS, THE ENVIRONMENTAL CONDITION OR OTHER MATTER RELATING TO THE PHYSICAL CONDITION OF ANY REAL PROPERTY OWNED BY SELLER OR WHICH ARE THE SUBJECT OF ANY ASSUMED CONTRACT AT THE CLOSING, THE ZONING OF ANY SUCH REAL PROPERTY, THE VALUE OF THE ASSETS (OR ANY PORTION THEREOF), THE TRANSFERABILITY OF THE ASSETS, THE TERMS, AMOUNT, VALIDITY OR ENFORCEABILITY OF ANY ASSUMED LIABILITIES, THE TITLE OF THE ASSETS (OR ANY PORTION THEREOF), THE MERCHANTABILITY OR FITNESS OF THE ASSETS FOR ANY PARTICULAR PURPOSE, OR ANY OTHER MATTER OR THING RELATING TO THE ASSETS OR ANY PORTION THEREOF. WITHOUT IN ANY WAY LIMITING THE FOREGOING, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, SELLER HEREBY DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE AS TO ANY

PORTION OF THE ASSETS. BUYER FURTHER ACKNOWLEDGES THAT BUYER HAS CONDUCTED AN INDEPENDENT INSPECTION AND INVESTIGATION OF THE PHYSICAL CONDITION OF THE ASSETS AND ALL SUCH OTHER MATTERS RELATING TO OR AFFECTING THE ASSETS AS BUYER DEEMED NECESSARY OR APPROPRIATE AND THAT IN PROCEEDING WITH ITS ACQUISITION OF THE ASSETS, EXCEPT FOR ANY REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH HEREIN, BUYER IS DOING SO BASED SOLELY UPON SUCH INDEPENDENT INSPECTIONS AND INVESTIGATIONS. ACCORDINGLY, SUBJECT TO BUYER'S RIGHTS UNDER THIS AGREEMENT, BUYER WILL ACCEPT THE ASSETS AT THE CLOSING "AS IS," "WHERE IS," AND "WITH ALL FAULTS" AND WITHOUT RECOURSE TO SELLER.

                                  ARTICLE XIII
                                  MISCELLANEOUS

         Section 13.1. Notices. All notices and other communications under this Agreement to a Party shall be in writing and shall be deemed given when delivered personally, sent by facsimile (which is confirmed electronically) to that Party at the facsimile number for that Party set forth below, mailed by certified mail (return receipt requested) to that Party at the address for that Party (or at such other address for such Party as such Party shall have specified in notice to the other Party), or delivered to Federal Express, UPS, or any similar express delivery service for delivery to that Party at that address:

         (a)      If to Buyer:

                  John S. Stanik
                  Chief Executive Officer
                  Calgon Carbon Corporation
                  P.O. Box 717
                  Pittsburgh, Pennsylvania 15230
                  Fax: 412-787-4511

                  with a copy to:

                  Kirkpatrick & Lockhart, LLP
                  Henry W. Oliver Building
                  535 Smithfield Street
                  Pittsburgh, Pennsylvania  15222
                  Attn: George M. Cheever, Esq.
                        Susan A. Apel, Esq.
                  Fax: 412-355-6501

         (b)      If to Seller:

                  Barnebey Sutcliffe Corporation
                  835 North Cassady Avenue
                  Columbus, Ohio 43219

                  Attention: William Vogelhuber, CEO
                  Facsimile No.: (614) 258-3464

                  with a copy to:

                  Baker & Hostetler LLP
                  Capitol Square Suite 2100
                  65 East State Street
                  Columbus, Ohio 43215
                  Attention:  Henry P. Montgomery, Esq.
                  Facsimile No.:  (614) 462-2616
                  Attention:  Richard A. Robinson, Esq.
                  Facsimile No.:  (407) 841-0168

         Section 13.2. Amendments. Any amendments to this Agreement shall be in a writing, which may be executed in one or more counterparts and shall be effective if executed by all Parties, and, to the extent necessary, approved by the Bankruptcy Court.

         Section 13.3. Non-Waiver. No failure by any Party to insist upon strict compliance with any term or provision of this Agreement, to exercise any option, to enforce any right, or to seek any remedy upon any default of any other Party shall affect, or constitute a waiver of, any other Party's right to insist upon such strict compliance, exercise that option, enforce that right, or seek that remedy with respect to that default or any prior, contemporaneous or subsequent default. No custom or practice of the Parties at variance with any provision of this Agreement shall affect or constitute a waiver of, any Party's right to demand strict compliance with the provisions of this Agreement.

         Section 13.4. Headings. The headings of the various articles and sections of this Agreement are not part of the context of this Agreement, are merely labels to assist in locating such articles and sections, and shall be ignored in construing this Agreement.

         Section 13.5. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

         Section 13.6. Entire Agreement. This Agreement (including all schedules and other documents referred to in this Agreement all of which are hereby incorporated by reference) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to its subject matter.

         Section 13.7. No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give to any person, firm, corporation or legal entity, other than the Parties, any rights, remedies or other benefits under or by reason of this Agreement.

         Section 13.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio without regard to principles of conflicts of law. Any actions brought to enforce this Agreement, or any breach hereof, or any obligation hereunder, shall be brought in the Bankruptcy Court. Each of the parties hereto irrevocably and unconditionally consents to submit to the jurisdiction of the Bankruptcy Court for any litigation arising out of or relating to this Agreement and the transactions contemplated thereby (and agrees not to commence any litigation relating thereto except the Bankruptcy Court), waives any objection to the laying of venue of any such litigation therein, and agrees not to plead or claim that such litigation has been brought in an inconvenient form.

         Section 13.9. Successors; Assignment. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the Parties and their respective heirs, personal representatives, successors and assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be transferred or assigned by any Party without the prior written consent of the other Parties, provided that Buyer may, subject to the provisions of Section 8.6, assign any of its rights (or obligations) hereunder to any one or more affiliate(s), prior to or at the time of Closing.

         Section 13.10. Remedies. All rights and remedies of each Party under this Agreement shall be cumulative and in addition to all other rights and remedies which may be available to that Party from time to time, whether under any other agreement, at law, or in equity.

         Section 13.11. Descriptive Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 13.12. Publicity. No Party to this Agreement shall issue any press release or other publicity concerning the proposed transaction without the prior approval of the other Party, except as otherwise required by law. Each Party shall provide to the other Party a reasonable opportunity to review any press release prior to its issuance.

         Section 13.13. Severability; Validity; Parties in Interest. If any of the provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable, the remainder of this Agreement, and the application or such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable. Nothing in this Agreement, express or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies of an y nature whatsoever under or by reason of this Agreement.

         Section 13.14. Bulk Sales. Buyer hereby waives compliance with any bulk sales or other similar laws in any applicable jurisdiction in respect of the transaction contemplated by this Agreement.

         Section 13.15. Costs and Expenses. Whether or not a Closing of the Asset Sale and the Stock Sale as contemplated herein occurs, each party to this Agreement will pay all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby except as otherwise provided herein. The foregoing shall not affect the legal right, if any, that any Party may have to recover expenses from any other Party that breaches its obligations hereunder.

         Section 13.16. Announcements. No Party hereto shall disclose any information relating hereto without the prior written consent of the other Parties prior to the public announcement, if any, of this Agreement (which shall be in accordance with Section 13.12), except for such disclosures to such professional advisors of either Party as may be necessary or appropriate in order to enter into this Agreement and consummate the transactions contemplated by this Agreement. The provisions of this section will be subject to the Parties' obligations to comply with applicable requirements of federal or state laws or any governmental order or regulation, including any order of the Bankruptcy Court, provided, however, that in such case the disclosing Party shall give the other Party reasonable advance notice of any such disclosure.

         Section 13.17 Risk of Loss.

                  (a) Casualty. Seller will bear all risk of loss occurring to or upon any portion of the Assets and the assets and properties of Waterlink UK and the Subsidiary prior to the Closing Date. In the event that any material portion of the Assets or of the assets and properties of Waterlink UK and the Subsidiaries is damaged or destroyed prior to Closing Date (i) with respect to such Assets, the Buyer may, at its option, exclude such Asset from this Agreement or (ii) terminate this Agreement. If Buyer closes notwithstanding any unrepaired or unrestored loss to such Assets or assets, Seller will deliver and/or assign to the Buyer any insurance proceeds with respect to such damage or destruction and there will be no adjustment to the Purchase Price.

                  (b) Condemnation. In the event that any portion of the Assets or the assets and properties of Waterlink UK and the Subsidiaries is taken by eminent domain or condemnation prior to the Closing Date and such taking materially and adversely affects the use or utility of the Business or of the business of Waterlink UK or the Subsidiaries, the Buyer may within ten (10) days after it receives written notice of such taking either (i) proceed to close notwithstanding the eminent domain or condemnation proceeding, in which event Seller will assign to the Buyer its entire right, title and interest in and to any award with respect to an Asset, (ii) exclude such Asset or (iii) terminate this Agreement. If the Buyer closes notwithstanding any such condemnation, Seller will deliver and/or assign to the Buyer any proceeds with respect to such condemnation and there will be no adjustment to the Purchase Price.

         Section 13.18. Severability. If any provision of this Agreement is finally determined by a court of competent jurisdiction to be unenforceable, such court shall have jurisdiction to reform such provision so that it is enforceable to the maximum extent permitted by applicable law, and the Parties shall abide by such court's determination. If any provision of this Agreement cannot be reformed, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

         Section 13.19. Cooperation. Each Party will take all reasonable actions necessary to comply promptly with all requirements contemplated by this Agreement and will otherwise cooperate with, and furnish information to, the other Party.

         Section 13.20. Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Use of the word "including" shall mean "including without limitation" whether or not such words are used.

         Section 13.21. Submission to Jurisdiction. Unless and to the extent otherwise specifically provided herein, the Parties irrevocably submit to the exclusive jurisdiction of the Bankruptcy Court (or any court exercising appellate jurisdiction over the Bankruptcy Court) over any dispute arising out of or relating to this Agreement or any other agreement or instrument contemplated hereby or entered into in connection herewith or any of the transactions contemplated hereby or thereby. Each Party hereby irrevocably agrees that all claims in respect of such dispute or proceedings may be heard and determined in such courts. The Parties irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute or proceeding brought in such courts or any defense of inconvenient forum in connection therewith.

         13.22 Avoidance Actions. Prior to or at the time of Closing, Seller shall deliver to Buyer a complete release of any potential avoidance actions of Seller or its bankruptcy estates against Buyer or its affiliates, including those arising under 11 U.S.C. Section 547.

                                 * * * * * * * *

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
                    SIGNATURES APPEAR ON THE FOLLOWING PAGE.

Buyer:                                       Seller:

CALGON CARBON CORPORATION                    WATERLINK, INC.

By /s/ M. J. Mocniak
  ------------------------
Print Name M. J. Mocniak                     By /s/ William W. Vogelhuber
Title Vice President, General Counsel &         -------------------------------
Secretary                                    Print Name William W. Vogelhuber
                                             Title    President & CEO

                                             BARNEBEY SUTCLIFFE CORPORATION

                                             By /s/ William W. Vogelhuber
                                                -------------------------------
                                             Print Name William W. Vogelhuber
                                             Title Chairman

                                 SCHEDULE 1.1(i)

                                ASSUMED CONTRACTS

                                ASSUMED CONTRACTS

NOTE: THE FINAL VERSION OF THIS SCHEDULE WILL BE PROVIDED BY BUYER TO SELLER (AND ATTACHED HERETO AND INCORPORATED HEREIN) PRIOR TO THE CLOSING DATE.

                                  SCHEDULE 1.2

                                 EXCLUDED ASSETS

- Any of Seller's cash and equivalents whatsoever, whether on hand, in banks or elsewhere (other than cash or cash equivalents of Seller, if any, held by or at Waterlink UK or its Subsidiaries).

- All retainers paid by Seller to its professional advisors in connection with the Chapter 11 Case.

- Except as otherwise provided herein, all of Seller's contract rights to payment, notes or notes receivable owing.

- All avoidance actions of Seller or its bankruptcy estates, including those arising under 11 U.S.C. Sections 510, 544-550, and applicable State law.

- All deposits of Seller other than customer deposits existing as of the Closing Date in respect of (i) any existing order or work-in-process or
         (ii) product orders contemplated to be commenced by any Seller or Seller affiliate, which shall constitute acquired Assets.

- All supplier credits, insurance refunds, tax refunds or other tax benefits arising from Seller's operation of its business other than customer credits existing as of the Closing Date in respect of (i) any existing order or work-in-process or (ii) product orders contemplated to be commenced by any Seller or Seller affiliate which shall constitute acquired Assets.

- Any rights to amounts held in escrow except as otherwise provided herein.

- Any and all incorporation documents, corporate minutes, financial records, income tax returns and any other documentation necessary for Seller to conclude the administration of the chapter 11 bankruptcy case; provided, however, the foregoing shall not include any incorporation documents, corporate minute books financial records and other documentation relating to Waterlink UK or any Subsidiary which shall constitute acquired Assets.

- Notes receivable existing as of the Closing date, including without limitation that certain intercompany note payable by Waterlink UK to Waterlink in the amount of $9,759,537 at September 30, 2003, which shall be forgiven and terminated prior to closing in accordance with
         Section 8.7 of the Agreement.

- All proceeds from causes of action and litigation rights existing in favor of Seller as of the Closing Date.

- All assets of Waterlink, Inc. (other than the Stock (defined in Section 2.1) transferred by Waterlink to Buyer under Article II).

                                  SCHEDULE 1.3

                               ASSUMED LIABILITIES

- Post-petition accounts payable of Barnebey (other than intercompany trade payables and intercompany notes payable) as of the Closing Date (The Parties acknowledge that, as of September 30, 2003, the amount of such accounts payable was approximately $1,300,000) if and to the extent subtracted when calculating Closing Date Working Capital under
         Section 3.1(c)(i).

- Accrued expenses of Barnebey as of the Closing Date (The Parties acknowledge that, as of September 30, 2003, the amount of such accrued expenses was approximately $1,472,974) if and to the extent subtracted when calculating Closing Date Working Capital under Section 3.1(c)(i).

- Billings in excess of costs of Barnebey as of the Closing Date (The Parties acknowledge that, as of September 30, 2003, the amount of such billings was approximately $744,312) if and to the extent subtracted when calculating Closing Date Working Capital under Section 3.1(c)(i).

-        Accrued Income Taxes (as defined in Section 1.3(b)(ii))

                                  SCHEDULE 6.6

                       CONSOLIDATING FINANCIAL STATEMENTS

                                  See attached.

WATERLINK, INC. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2003

                                           Specialty                       Other
                                           Products       Corporate      Adjustments    Eliminations    Consolidated
                                         ---------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents             $  2,657,428    $      8,919                                   $  2,666,347
   Trade accounts receivable               13,152,785               -                                     13,152,785
   Intercompany accounts receivable                 0               -                                              0
   Customer retainage                               -               -                                              -
   Other receivables                                -               -                                              -
   Inventories                              9,606,599               -                                      9,606,599
   Costs in excess of billings              1,167,217               -                                      1,167,217
   Deferred income taxes                            -               -              -                               -
   Other current assets                     1,301,398       1,451,429                                      2,752,827
                                         ---------------------------------------------------------------------------
Total current assets                       27,885,426       1,460,348              -               -      29,345,774

Property, plant and equipment              10,309,189          12,532                                     10,321,721
Accumulated depreciation                    4,772,450          12,532                                      4,784,982
                                         ---------------------------------------------------------------------------
Net property, plant and equipment           5,536,738               -              -               -       5,536,738

Other assets:
   Goodwill, net of amortization            3,566,562               -                                      3,566,562
   Patents, net of amortization                     -               -                                              -
   Intercompany notes receivable                    -      35,226,710                    (35,226,710)              -
   Investments in subsidiaries                      -      10,066,880                    (10,066,880)              -
   Deferred income taxes                            -               -              -                               -
   Other assets                                     -       1,019,907                                      1,019,907
                                         ---------------------------------------------------------------------------
   Total other assets                       3,566,562      46,313,497              -     (45,293,590)      4,586,469
                                         ---------------------------------------------------------------------------
Total assets                             $ 36,988,727    $ 47,773,845    $         -    $(45,293,590)   $ 39,468,982
                                         ===========================================================================

WATERLINK, INC. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET-CONTINUED
SEPTEMBER 30, 2003

                                                Specialty                     Other
                                                Products     Corporate     Adjustments    Eliminations    Consolidated
                                              ------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                          $  6,450,926  $     59,927                                   $  6,510,853
   Intercompany payables                               (0)            -                                             (0)
   Accrued expenses                             2,352,797     2,097,790      1,462,992                       5,913,579
   Reserves for discontinued operations                 -     1,462,992     (1,462,992)                              -
   Billings in excess of cost                     838,980             -                                        838,980
   Accrued income taxes                          (174,333)      559,788              -                         385,455
   Current portion of long-term debt              939,237    37,930,615                                     38,869,852
                                              ------------------------------------------------------------------------
                                               10,407,605    42,111,112              -               -      52,518,717
Long-term obligations:
   Long-term debt                                       -             -                                              -
   Notes payable - related parties                      -             -                                              -
   Subordinated notes - related parties                 -             -                                              -
   Subordinated debt                                    -             -                                              -
   Long-term intercompany note                 35,226,710             -                    (35,226,710)              -
   Deferred income taxes                                -             -              -                               -
   Other long-term liabilities                  3,803,000             -                                      3,803,000
                                              ------------------------------------------------------------------------
   Total long-term liabilities                 39,029,710             -              -     (35,226,710)      3,803,000
                                              ------------------------------------------------------------------------
Total liabilities                              49,437,315    42,111,112              -     (35,226,710)     56,321,717

Shareholders' equity
   Preferred stock                                      -             -                                              -
   Common stock                                10,066,880        19,665                    (10,066,880)         19,665
   Additional paid-in capital                           -    92,174,121                                     92,174,121
   Foreign currency adjustment                 (5,926,862)            -                                     (5,926,862)
   Retained earnings (deficit)                  2,431,177   (85,668,556)                                   (83,237,379)
   Current year net income (loss)             (19,019,748)     (862,497)                                   (19,882,281)
                                              ------------------------------------------------------------------------
Total shareholders' equity (deficit)          (12,448,588)   (5,662,733)             -     (10,066,880)    (16,852,735)
                                              ------------------------------------------------------------------------
Total liabilities and shareholders' equity   $ 36,988,727  $ 47,773,845    $         -    $(45,293,590)   $ 39,468,982
                                              ========================================================================
                                                  ok            ok             ok              ok              ok

WATERLINK, INC.-SPECIALTY PRODUCTS DIVISION
CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2003

                                                      1.6615100      1.66151
                                       Barnebey       Sutcliffe      Holding
                                      Sutcliffe       Speakman       Company      Eliminations   Consolidated
                                     ------------------------------------------------------------------------
ASSETS
Current assets:
  Cash and cash equivalents          $  1,840,066   $    843,695   $    (26,333)                 $  2,657,428
  Trade accounts receivable             8,869,796      4,282,989              -                    13,152,785
  Intercompany accounts receivable         32,840     12,946,951              -    (12,979,791)             0
  Customer retainage                            -              -              -                             -
  Other receivables                             -              -              -                             -
  Inventories                           7,826,994      1,779,605              -                     9,606,599
  Costs in excess of billings             784,840        382,377              -                     1,167,217
  Deferred income taxes                   650,370              -              -       (650,370)             -
  Other current assets                    880,727        420,090            582                     1,301,398
                                     ------------------------------------------------------------------------
Total current assets                   20,885,633     20,655,706        (25,752)   (13,630,161)    27,885,426

Property, plant and equipment           6,083,143      4,226,046              -                    10,309,189
Accumulated depreciation                2,630,686      2,141,764              -                     4,772,450
                                     ------------------------------------------------------------------------
Net property, plant and equipment       3,452,457      2,084,281              -              -      5,536,738

Other assets:
  Goodwill, net of amortization           811,046      2,755,516              -                     3,566,562
  Patents, net of amortization                  -              -              -                             -
  Intercompany notes receivable                 -              -              -                             -
  Investments in subsidiaries                   -         99,579     20,133,760    (20,233,339)             -
  Deferred income taxes                         -              -              -              -              -
  Other assets                                  -              -      1,463,790     (1,463,790)             -
                                     ------------------------------------------------------------------------
  Total other assets                      811,046      2,855,096     21,597,550    (21,697,130)     3,566,562
                                     ------------------------------------------------------------------------
Total assets                         $ 25,149,136   $ 25,595,083   $ 21,571,799   $(35,327,291)  $ 36,988,727
                                     ========================================================================

WATERLINK, INC.-SPECIALTY PRODUCTS DIVISION
CONSOLIDATING BALANCE SHEET-CONTINUED
SEPTEMBER 30, 2003

                                                               1.6615       1.6615
                                               Barnebey       Sutcliffe     Holding
                                               Sutcliffe      Speakman      Company      Eliminations     Consolidated
                                             -------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                           $  4,339,557   $ 2,111,369   $         -                     $  6,450,926
  Intercompany payables                           276,907        32,840    12,670,052     (12,979,799)              (0)
  Accrued expenses                              1,472,974       862,493        17,330                        2,352,797
  Reserves for discontinued operations                  -             -             -                                -
  Billings in excess of cost                      744,312        94,668             -                          838,980
  Accrued income taxes                             86,035        83,935             -        (344,303)        (174,333)
  Current portion of long-term debt                     -       939,237             -                          939,237
                                             -------------------------------------------------------------------------
                                                6,919,785     4,124,541    12,687,382     (13,324,102)      10,407,605
Long-term obligations:
  Long-term debt                                        -             -             -                                -
  Notes payable - related parties                       -             -             -                                -
  Subordinated notes - related parties                  -             -             -                                -
  Subordinated debt                                     -             -             -                                -
  Long-term intercompany note                  26,651,365             -     9,759,537      (1,184,192)      35,226,710
  Deferred income taxes                           306,067             -             -        (306,067)               -
  Other long-term liabilities                           -             -             -       3,803,000        3,803,000
                                             -------------------------------------------------------------------------
  Total long-term liabilities                  26,957,432             -     9,759,537       2,312,741       39,029,710
                                             -------------------------------------------------------------------------
Total liabilities                              33,877,217     4,124,541    22,446,919     (11,011,361)      49,437,315

Shareholders' equity
  Preferred stock                                       -             -             -               -                -
  Common stock                                          -    18,419,000    10,066,880     (18,419,000)      10,066,880
  Additional paid-in capital                            -             -             -               -                -
  Foreign currency adjustment                           -     2,229,778    (2,259,710)     (5,896,930)      (5,026,862)
  Retained earnings (deficit)                   3,953,558     5,797,569    (7,319,950)                       2,431,177
  Current year net income (loss)              (12,681,639)   (4,975,804)   (1,362,340)              -      (19,019,784)
                                             -------------------------------------------------------------------------
Total shareholders' equity (deficit)           (8,728,081)   21,470,542      (875,120)    (24,315,930)     (12,448,588)
                                             -------------------------------------------------------------------------
Total liabilities and shareholders' equity   $ 25,149,136   $25,595,083   $21,571,799    $(35,327,291)    $ 36,988,727
                                             =========================================================================
                                                  ok            ok             ok             ok               ok

WATERLINK, INC.-CORPORATE OFFICE
CONSOLIDATING BALANCE SHEET
SEPTEMBER 30, 2003

                                                                       Other
                                     Management        Holdings      Adjustments    Eliminations    Consolidated
                                     ---------------------------------------------------------------------------
ASSETS
Current assets:
  Cash and cash equivalents          $      8,919    $          -                                   $      8,919
  Trade accounts receivable                     -               -                                              -
  Intercompany accounts receivable              -               -                                              -
  Customer retainage                            -               -                                              -
  Other receivables                             -               -                                              -
  Inventories                                   -               -                                              -
  Costs in excess of billings                   -               -                                              -
  Deferred income taxes                   513,845               -       (513,845)                              -
  Other current assets                  2,451,429               -                     (1,000,000)      1,451,429
                                     ---------------------------------------------------------------------------
Total current assets                    2,974,193               -       (513,845)     (1,000,000)      1,460,348

Property, plant and equipment              12,532               -                                         12,532
Accumulated depreciation                   12,532               -                                         12,532
                                     ---------------------------------------------------------------------------
Net property, plant and equipment               -               -              -               -               -

Other assets:
  Goodwill, net of amortization                 -               -                                              -
  Patents, net of amortization                  -               -                                              -
  Intercompany notes receivable        35,226,710      49,308,946                    (49,308,946)     35,226,710
  Investments in subsidiaries                   -      10,066,880                                     10,066,880
  Deferred income taxes                (1,236,475)              -      1,236,475                               -
  Other assets                             19,907               -                      1,000,000       1,019,907
                                     ---------------------------------------------------------------------------
  Total other assets                   34,010,142      59,375,826      1,236,475     (48,308,946)     46,313,497
                                     ---------------------------------------------------------------------------
Total assets                         $ 36,984,335    $ 59,375,826   $    722,630    $(49,308,946)   $ 47,773,845
                                     ===========================================================================

WATERLINK, INC.-CORPORATE OFFICE
CONSOLIDATING BALANCE SHEET-CONTINUED
SEPTEMBER 30, 2003

                                                                               Other
                                              Management      Holdings      Adjustments   Eliminations   Consolidated
                                             ------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                           $     59,927    $          -                                $     59,927
  Intercompany payables                                 -               -                                           -
  Accrued expenses                              2,097,790               -                                   2,097,790
  Reserves for discontinued operations          1,462,992               -                            -      1,462,992
  Billings in excess of cost                            -               -                                           -
  Accrued income taxes                                  -               -       559,788                       559,788
  Current portion of long-term debt            37,930,615               -                                  37,930,615
                                             ------------------------------------------------------------------------
                                               41,551,324               -       559,788              -     42,111,112
Long-term obligations:
  Long-term debt                                        -               -                                           -
  Notes payable - related parties                       -               -                                           -
  Subordinated notes - related parties                  -               -                                           -
  Subordinated debt                                     -               -                                           -
  Long-term intercompany note                  49,308,946               -                  (49,308,946)             -
  Deferred income taxes                          (162,842)              -       162,842                             -
  Other long-term liabilities                           -               -                                           -
                                             ------------------------------------------------------------------------
  Total long-term liabilities                  49,146,104               -       162,842    (49,308,946)             -
                                             ------------------------------------------------------------------------
Total liabilities                              90,697,428               -       722,630    (49,308,946)    42,111,112

Shareholders' equity
  Preferred stock                                       -               -                                           -
  Common stock                                          -          19,665                                      19,665
  Additional paid-in capital                            -      92,174,121                                  92,174,121
  Foreign currency adjustment                           -               -                                           -
  Retained earnings (deficit)                 (52,850,596)    (32,817,960)                                (85,668,556)
  Current year net income (loss)                 (862,497)              -             -              -       (862,497)
                                             ------------------------------------------------------------------------
Total shareholders' equity (deficit)          (53,713,093)     59,375,826             -              -      5,662,733
                                             ------------------------------------------------------------------------
Total liabilities and shareholders' equity   $ 36,984,335    $ 59,375,826   $   722,630   $(49,308,946)  $ 47,773,845
                                             ========================================================================
                                                  ok              ok            ok             ok             ok

WATERLINK, INC. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED SEPTEMBER 30, 2003

                                          Specialty                      Other
                                          Products       Corporate    Adjustments    Eliminations   Consolidated
                                        ------------------------------------------------------------------------
Net sales                               $ 66,857,957   $          -                  $          -   $ 66,857,957
Cost of goods sold                        51,404,799              -                             -     51,404,799
                                        ------------------------------------------------------------------------
Gross profit                              15,453,158              -              -              -     15,453,158

Selling, general and admin. expense        8,882,014      1,153,970                                   10,035,984
US pension adjustment                              -              -                                            -
Amortization                                 553,607              -                                      553,607
                                        ------------------------------------------------------------------------
                                           9,435,621      1,153,970              -              -     10,589,591
                                        ------------------------------------------------------------------------
Operating income                           6,017,537     (1,153,970)             -              -      4,863,567

Other income (expense):
  Interest expense                           (44,241)    (2,457,108)                       (6,398)    (2,507,747)
  Intercompany interest expense           (3,184,438)     3,178,040                         6,398              0
  Interest income                                  -            178                                          178
  Intercompany management fee               (900,000)       900,000                                            -
  Other items, net                             3,239     (1,316,635)                                  (1,313,396)
                                        ------------------------------------------------------------------------
                                          (4,125,440)       304,475              -              -     (3,820,965)
                                        ------------------------------------------------------------------------
Income before taxes                        1,892,097       (849,495)             -              -      1,042,602
Income taxes                                 411,881         13,002                                      424,883
                                        ------------------------------------------------------------------------
Income from continuing operations          1,480,216       (862,497)             -              -        617,719
Cumulative effect-goodwill impairment    (20,500,000)             -                                  (20,500,000)
                                        ------------------------------------------------------------------------
Net income (loss)                       $(19,019,784)  $   (862,497)  $          -   $          -   $(19,882,281)
                                        ========================================================================

EBITDA                                  $  7,515,275   $ (1,148,618)                                   6,366,657

Key Ratios:
   Gross margin                                 23.1%                                                       23.1%
   SG&A expense to sales                        13.3%                                                       15.0%
   Operating margin                              9.0%                                                        7.3%
   EBITDA margin                                11.2%                                                        9.5%

WATERLINK, INC.-SPECIALTY PRODUCTS DIVISION
CONSOLIDATING STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED SEPTEMBER 30, 2003

                                                         1.6034492       1.6034492
                                          Barnebey       Sutcliffe        Holding
                                         Sutcliffe       Speakman         Company       Eliminations   Consolidated
                                        ---------------------------------------------------------------------------
Net sales                               $ 47,910,669    $ 19,368,509    $          -    $   (421,221)  $ 66,857,957
Cost of goods sold                        37,272,637      14,553,383               -        (421,221)    51,404,799
                                        ---------------------------------------------------------------------------
Gross profit                              10,638,032       4,815,126               -               -     15,453,158

Selling, general and admin. expense        5,921,513       2,940,634          19,867                      8,882,014
US pension adjustment                              -               -               -                              -
Amortization                                       -               -         553,607                        553,607
                                        ---------------------------------------------------------------------------
                                           5,921,513       2,940,634         573,474               -      9,435,621
                                        ---------------------------------------------------------------------------
Operating income                           4,716,519       1,874,491        (573,474)              -      6,017,537

Other income (expense):
  Interest expense                              (573)        (43,668)              -                        (44,241)
  Intercompany interest expense           (2,395,571)              -        (788,867)                    (3,184,438)
  Interest income                                  -               -               -                              -
  Intercompany management fee               (900,000)              -               -                       (900,000)
  Other items, net                             3,239               -               -                          3,239
                                        ---------------------------------------------------------------------------
                                          (3,292,905)        (43,668)       (788,867)              -     (4,125,440)
                                        ---------------------------------------------------------------------------
Income before taxes                        1,423,614       1,830,823      (1,362,340)              -      1,892,097
Income taxes                                 105,253         306,628               -                        411,881
                                        ---------------------------------------------------------------------------
Income from continuing operations          1,318,361       1,524,196      (1,362,340)              -      1,480,216
Cumulative effect-goodwill impairment    (14,000,000)     (6,500,000)                                   (20,500,000)
                                        ---------------------------------------------------------------------------
Net income (loss)                       $(12,681,639)   $ (4,975,804)   $ (1,362,340)   $          -   $(19,019,784)
                                        ===========================================================================

EBITDA                                  $  5,317,055    $  2,218,087    $   (19,8067)   $          -   $  7,515,275

Key Ratios:
   Gross margin                                 22.2%           24.9%            0.0%                          23.1%
   SG&A expense to sales                        12.4%           15.2%           -4.7%                          13.3%
   Operating margin                              9.8%            9.7%          136.1%                           9.0%
   EBITDA margin                                11.1%           11.5%            4.7%                          11.2%

WATERLINK, INC.-CORPORATE OFFICE
CONSOLIDATING STATEMENT OF OPERATIONS
TWELVE MONTHS ENDED SEPTEMBER 30, 2003

                                                                                Other
                                              Management       Holdings      Adjustments     Eliminations     Consolidated
                                             -----------------------------------------------------------------------------
Net sales                                    $           -   $          -                                    $           -
Cost of goods sold                                       -              -                                                -
                                             -----------------------------------------------------------------------------
Gross profit                                             -              -               -               -                -
Selling, general and admin. expense              1,153,970              -                                        1,153,970
US pension adjustment                                    -              -                                                -
Amortization                                             -              -                                                -
                                             -----------------------------------------------------------------------------
                                                 1,153,970              -               -               -        1,153,970
                                             -----------------------------------------------------------------------------
Operating income                                (1,153,970)             -               -               -       (1,153,970)

Other income (expense):
  Interest expense                              (2,457,108)             -                                       (2,457,108)
  Intercompany interest expense                  3,178,040              -                                        3,178,040
  Interest income                                      178              -                                              178
  Intercompany management fee                      900,000              -                                          900,000
  Other items, net                              (1,316,635)             -                                       (1,316,635)
                                             -----------------------------------------------------------------------------
                                                   304,475              -               -               -          304,475
                                             -----------------------------------------------------------------------------
Income before taxes                               (849,495)             -               -               -         (849,495)
Income taxes                                        13,002              -                                           13,002
                                             -----------------------------------------------------------------------------
Income from continuing operations                 (862,497)             -               -               -         (862,497)
Cumulative effect-goodwill impairment                    -              -               -               -                -
                                             -----------------------------------------------------------------------------
Net income (loss)                            $    (862,497)  $          -    $          -    $          -    $    (862,497)
                                             =============================================================================

EBITDA                                       $  (1,148,618)  $          -                                    $  (1,148,618)

Key Ratios:
   Gross margin
   SG&A expense to sales
   Operating margin
   EBITDA margin

WATERLINK, INC. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS
QUARTER TO DATE SEPTEMBER 30, 2003

                                               Specialty                        Other
                                               Products         Corporate     Adjustments   Eliminations   Consolidated
                                             --------------------------------------------------------------------------
Net sales                                    $  18,720,868     $         -   $          -   $          -   $ 18,720,868
Cost of goods sold                              14,028,618               -              -              -     14,028,618
                                             --------------------------------------------------------------------------
Gross profit                                     4,692,250               -              -              -      4,692,250

Selling, general and admin. expense              2,227,666         226,525              -              -      2,454,191
US pension adjustment                                    -               -              -              -              -
Amortization                                       395,261               -              -              -        395,261
                                             --------------------------------------------------------------------------
                                                 2,622,927         226,525              -              -      2,849,452
                                             --------------------------------------------------------------------------
Operating income                                 2,069,324        (226,525)             -              -      1,842,799

Other income (expense):
  Interest expense                                 (17,338)         (1,142)             -         (1,491)       (19,971)
  Intercompany interest expense                   (777,617)        776,126              -          1,491              0
  Interest income                                        -               -              -              -              -
  Intercompany management fee                     (225,000)        225,000              -              -              -
  Other items, net                                     206      (1,084,620)             -              -     (1,084,414)
                                             --------------------------------------------------------------------------
                                                (1,019,748)        (84,636)             -              -     (1,104,384)
                                             --------------------------------------------------------------------------
Income before taxes                              1,049,575        (311,161)             -              -        738,414
Income taxes                                       164,926          13,002              -              -        177,928
                                             --------------------------------------------------------------------------
Income from continuing operations                  884,650        (324,163)             -              -        560,487
Cumulative effect-goodwill impairment                    -               -                                            -
                                             --------------------------------------------------------------------------
Net income (loss)                            $     884,650     $  (324,163)  $          -   $          -   $    560,487
                                             ==========================================================================

EBITDA                                       $   2,750,945     $  (222,865)  $          -   $          -   $  2,528,080

Key Ratios:
   Gross margin                                       25.1%                                                        25.1%
   SG&A expense to sales                              11.9%                                                        13.1%
   Operating margin                                   11.1%                                                         9.8%
   EBITDA margin                                      14.7%                                                        13.5%

WATERLINK, INC.-SPECIALTY PRODUCTS DIVISION
CONSOLIDATING STATEMENT OF OPERATIONS
QUARTER TO DATE SEPTEMBER 30, 2003

                                          Barnebey       Sutcliffe      Holding
                                         Sutcliffe       Speakman       Company      Eliminations   Consolidated
                                        ------------------------------------------------------------------------
Net sales                               $ 13,509,149   $  5,293,636   $          -   $    (81,917)  $ 18,720,868
Cost of goods sold                        10,119,918      3,990,616              -        (81,917)    14,028,618
                                        ------------------------------------------------------------------------
Gross profit                               3,389,231      1,303,019              -              -      4,692,250

Selling, general and admin. expense        1,443,299        769,394         14,972              -      2,227,666
US pension adjustment                              -              -              -              -              -
Amortization                                       -              -        395,261              -        395,261
                                        ------------------------------------------------------------------------
                                           1,443,299        769,394        410,233              -      2,622,927
                                        ------------------------------------------------------------------------
Operating income                           1,945,932        533,625       (410,233)             -      2,069,324

Other income (expense):
  Interest expense                               485        (17,823)             -              -        (17,338)
  Intercompany interest expense             (585,689)             -       (191,928)             -       (777,617)
  Interest income                                  -              -              -              -              -
  Intercompany management fee               (225,000)             -              -              -       (225,000)
  Other items, net                               206              -              -              -            206
                                        ------------------------------------------------------------------------
                                            (809,998)       (17,823)      (191,928)             -     (1,019,748)
                                        ------------------------------------------------------------------------
Income before taxes                        1,135,934        515,802       (602,161)             -      1,049,575
Income taxes                                  72,253         92,673              -              -        164,926
                                        ------------------------------------------------------------------------
Income from continuing operations          1,063,681        423,130       (602,161)             -        884,650
Cumulative effect-goodwill impairment              -              -              -              -              -
                                        ------------------------------------------------------------------------
Net income (loss)                       $  1,063,681   $    423,130   $   (602,161)  $          -   $    884,650
                                        ========================================================================

EBITDA                                  $  2,143,718   $    622,200   $    (14,972)  $          -   $  2,750,945

Key Ratios:
   Gross margin                                 25.1%          24.6%           0.0%                         25.1%
   SG&A expense to sales                        10.7%          14.5%         -18.3%                         11.9%
   Operating margin                             14.4%          10.1%         500.8%                         11.1%
   EBITDA margin                                15.9%          11.8%          18.3%                         14.7%

WATERLINK, INC.-CORPORATE OFFICE
CONSOLIDATING STATEMENT OF OPERATIONS
QUARTER TO DATE SEPTEMBER 30, 2003

                                                                          Other
                                         Management      Holdings      Adjustments   Eliminations    Consolidated
                                        -------------------------------------------------------------------------
Net sales                               $           -   $          -   $         -   $          -    $          -
Cost of goods sold                                  -              -             -              -               -
                                        -------------------------------------------------------------------------
Gross profit                                        -              -             -              -               -

Selling, general and admin. expense           226,525              -             -              -         226,525
US pension adjustment                               -              -             -              -               -
Amortization                                        -              -             -              -               -
                                        -------------------------------------------------------------------------
                                              226,525              -             -              -         226,525
                                        -------------------------------------------------------------------------
Operating income                             (226,525)             -             -              -        (226,525)

Other income (expense):
  Interest expense                             (1,142)             -             -              -          (1,142)
  Intercompany interest expense               776,126              -             -              -         776,126
  Interest income                                   -              -             -              -               -
  Intercompany management fee                 225,000              -             -              -         225,000
  Other items, net                         (1,084,620)             -             -              -      (1,084,620)
                                        -------------------------------------------------------------------------
                                              (84,636)             -             -              -         (84,636)
                                        -------------------------------------------------------------------------
Income before taxes                          (311,161)             -             -              -        (311,161)
Income taxes                                   13,002              -             -              -          13,002
                                        -------------------------------------------------------------------------
Income from continuing operations            (324,163)             -             -              -        (324,163)
Cumulative effect-goodwill impairment               -              -             -              -               -
                                        -------------------------------------------------------------------------
Net income (loss)                       $    (324,163)  $          -   $         -   $          -    $   (324,163)
                                        =========================================================================

EBITDA                                  $    (222,865)  $          -   $         -   $          -    $   (222,865)

Key Ratios:
   Gross margin
   SG&A expense to sales
   Operating margin
   EBITDA margin

WATERLINK, INC. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS
MONTH ENDED SEPTEMBER 30, 2003

                                          Specialty                       Other
                                          Products        Corporate    Adjustments    Eliminations   Consolidated
                                        -------------------------------------------------------------------------
Net sales                               $   7,080,712    $         -   $         -    $          -   $  7,080,712
Cost of goods sold                          5,135,029              -             -               -      5,135,029
                                        -------------------------------------------------------------------------
Gross profit                                1,945,683              -             -               -      1,945,683

Selling, general and admin. expense           714,589         91,072             -               -        805,661
US pension adjustment                               -              -             -               -              -
Amortization                                  360,175              -             -               -        360,175
                                        -------------------------------------------------------------------------
                                            1,074,764         91,072             -               -      1,165,836
                                        -------------------------------------------------------------------------
Operating income                              870,919        (91,072)            -               -        779,847

Other income (expense):
  Interest expense                            (13,152)          (414)            -          (1,807)       (15,373)
  Intercompany interest expense              (387,473)       385,667             -           1,807              1
  Interest income                                   -              -             -               -              -
  Intercompany management fee                 (75,000)        75,000             -               -              -
  Other items, net                                  -       (390,827)            -               -       (390,827)
                                        -------------------------------------------------------------------------
                                             (475,626)        69,426             -               -       (406,200)
                                        -------------------------------------------------------------------------
Income before taxes                           395,293        (21,646)            -               -        373,647
Income taxes                                   81,879         13,002             -               -         94,881
                                        -------------------------------------------------------------------------
Income from continuing operations             313,414        (34,648)            -               -        278,766
Cumulative effect-goodwill impairment               -              -                                            -
                                        -------------------------------------------------------------------------
Net income (loss)                       $     313,414    $   (34,648)  $         -    $          -   $    278,766
                                        =========================================================================

EBITDA                                  $   1,368,477    $   (87,788)  $         -    $          -   $  1,280,689

Key Ratios:
   Gross margin                                  27.5%                                                       27.5%
   SG&A expense to sales                         10.1%                                                       11.4%
   Operating margin                              12.3%                                                       11.0%
   EBITDA margin                                 19.3%                                                       18.1%

WATERLINK, INC.-SPECIALTY PRODUCTS DIVISION
CONSOLIDATING STATEMENT OF OPERATIONS
MONTH ENDED SEPTEMBER 30, 2003

                                         Barnebey       Sutcliffe       Holding
                                         Sutcliffe      Speakman        Company      Eliminations    Consolidated
                                        -------------------------------------------------------------------------
Net sales                               $ 5,147,658    $ 1,950,419    $         -         (17,365)   $  7,080,712
Cost of goods sold                        3,729,203      1,423,191              -         (17,365)      5,135,029
                                        -------------------------------------------------------------------------
Gross profit                              1,418,455        527,228              -               -       1,945,683

Selling, general and admin. expense         431,507        268,267         14,815               -         714,589
US pension adjustment                             -              -              -               -               -
Amortization                                      -              -        360,175               -         360,175
                                        -------------------------------------------------------------------------
                                            431,507        268,267        374,990               -       1,074,764
                                        -------------------------------------------------------------------------
Operating income                            986,948        258,961       (374,990)              -         870,919

Other income (expense):
  Interest expense                                -        (13,152)             -               -         (13,152)
  Intercompany interest expense            (195,229)             -       (192,244)              -        (387,473)
  Interest income                                 -              -              -               -               -
  Intercompany management fee               (75,000)             -              -               -         (75,000)
  Other items, net                                -              -              -               -               -
                                        -------------------------------------------------------------------------
                                           (270,229)       (13,152)      (192,244)              -        (475,626)
                                        -------------------------------------------------------------------------
Income before taxes                         716,719        245,808       (567,234)              -         395,293
Income taxes                                 70,253         11,626              -               -          81,879
                                        -------------------------------------------------------------------------
Income from continuing operations           646,466        234,182       (567,234)              -         313,414
Cumulative effect-goodwill impairment             -              -              -               -               -
                                        -------------------------------------------------------------------------
Net income (loss)                       $   646,466    $   234,182    $  (567,234)   $          -    $    313,414
                                        =========================================================================

EBITDA                                  $ 1,095,234    $   288,059    $   (14,815)   $          -    $  1,368,477

Key Ratios:
   Gross margin                                27.6%          27.0%           0.0%                           27.5%
   SG&A expense to sales                        8.4%          13.8%         -85.3%                           10.1%
   Operating margin                            19.2%          13.3%        2159.4%                           12.3%
   EBITDA margin                               21.3%          14.8%          85.3%                           19.3%

WATERLINK, INC.-CORPORATE OFFICE
CONSOLIDATING STATEMENT OF OPERATIONS
MONTH ENDED SEPTEMBER 30, 2003

                                                                         Other
                                          Management       Holdings    Adjustments   Eliminations    Consolidated
                                        -------------------------------------------------------------------------
Net sales                               $           -    $         -   $         -   $          -   $           -
Cost of goods sold                                  -              -             -              -               -
                                        -------------------------------------------------------------------------
Gross profit                                        -              -             -              -               -

Selling, general and admin. expense            91,072              -             -              -          91,072
US pension adjustment                               -              -             -              -               -
Amortization                                        -              -             -              -               -
                                        -------------------------------------------------------------------------
                                               91,072              -             -              -          91,072
                                        -------------------------------------------------------------------------
Operating income                              (91,072)             -             -              -         (91,072)

Other income (expense):
  Interest expense                               (414)             -             -              -            (414)
  Intercompany interest expense               385,667              -             -              -         385,667
  Interest income                                   -              -             -              -               -
  Intercompany management fee                  75,000              -             -              -          75,000
  Other items, net                           (390,827)             -             -              -        (390,827)
                                        -------------------------------------------------------------------------
                                               69,426              -             -              -          69,426
                                        -------------------------------------------------------------------------
Income before taxes                           (21,646)             -             -              -         (21,646)
Income taxes                                   13,002              -             -              -          13,002
                                        -------------------------------------------------------------------------
Income from continuing operations             (34,648)             -             -              -         (34,648)
Cumulative effect-goodwill impairment               -              -             -              -               -
                                        -------------------------------------------------------------------------
Net income (loss)                       $     (34,648)   $         -   $         -   $          -   $     (34,648)
                                        =========================================================================

EBITDA                                  $     (87,788)   $         -   $         -   $          -   $     (87,788)

Key Ratios:
   Gross margin
   SG&A expense to sales
   Operating margin
   EBITDA margin

WATERLINK, INC. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
TWELVE MONTHS ENDED SEPTEMBER 30, 2003

                 YTD exchange rate                                                      1.60345       1.60345
                                                                          Barnebey     Sutcliffe    UK Holding     Waterlink
                                                                         Sutcliffe      Speakman      Company      Management
                                                                        -----------------------------------------------------
OPERATING ACTIVITIES
Income (loss) from continuing operations                                $ 1,318,361   $ 1,524,196   $(1,362,340)  $  (862,497)
Adjustments to reconcile  income (loss)
  to cash provided (used) by operating activities:
   Depreciation and amortization                                            600,536     2,309,841    (1,412,639)      287,843
   Deferred income taxes                                                   (318,654)      306,629             -       331,656
   Other                                                                          -             -             -             -
   Changes in working capital:
     Accounts receivable                                                 (1,268,843)     (444,420)            -             -
     Intercompany receivables                                                 1,980    (4,139,689)            -             -
     Inventories                                                            580,029       450,419             -             -
     Costs in excess of billings                                            465,142       176,389             -             -
     Prepaids and other assets                                             (246,814)      (21,530)         (561)     (205,603)
     Accounts payable                                                       735,304    (1,195,493)            -       (22,471)
     Intercompany payables                                                  169,982        (3,901)    3,981,759             -
     Accrued expenses                                                        74,664      (495,920)       (1,122)       (7,726)
     Billings in excess of cost                                             555,241        47,055             -             -
     Accrued income taxes                                                    16,931        38,427             -             -
                                                                        -----------------------------------------------------
  Net cash provided (used) by operating activities                        2,683,859    (1,447,998)    1,205,096      (478,798)

INVESTING ACTIVITIES
  Purchases of equipment, net                                              (744,261)     (470,179)            -             -
  Sale of businesses, net                                                         -             -             -       250,000
                                                                        -----------------------------------------------------
  Net cash provided (used) by investing activities                         (744,261)     (470,179)            -       250,000

FINANCING ACTIVITIES
  Proceeds from long-term borrowings                                              -       906,415             -             -
  Payments on long-term borrowings                                                -             -             -    (1,743,210)
  Intercompany long-term borrowings                                         (79,237)            -    (1,219,110)    1,287,702
  Proceeds from sale of common stock                                              -             -             -       (81,821)
                                                                        -----------------------------------------------------
  Net cash provided (used) by financing activities                          (79,237)      906,415    (1,219,110)     (537,329)

Cash flows from discontinued operations                                           -             -             -
Effect of exchange rate changes on cash                                           -        69,169        (1,168)            -
                                                                        -----------------------------------------------------
Increase (decrease) in cash                                               1,860,361      (942,593)      (15,182)     (766,127)
Cash at beginning of period                                                 (20,295)    1,786,288       (11,151)      775,046
                                                                        -----------------------------------------------------
Cash at end of period                                                   $ 1,840,066   $   843,695   $   (26,333)  $     8,919
                                                                        =====================================================
                                                                             ok                (0)           (0)        ok
                                                                         Waterlink    Eliminations
                                                                          Holdings       & Other       Total
                                                                        ---------------------------------------
OPERATING ACTIVITIES
Income (loss) from continuing operations                                $         -   $          -  $   617,719
Adjustments to reconcile  income (loss)
  to cash provided (used) by operating activities:
   Depreciation and amortization                                                  -                   1,785,581
   Deferred income taxes                                                          -                     319,631
   Other                                                                          -                           -
   Changes in working capital:
     Accounts receivable                                                          -                  (1,713,263)
     Intercompany receivables                                                     -      4,137,709            -
     Inventories                                                                  -                   1,030,448
     Costs in excess of billings                                                  -                     641,531
     Prepaids and other assets                                                    -                    (474,508)
     Accounts payable                                                             -                    (482,660)
     Intercompany payables                                                      (54)    (4,147,786)           -
     Accrued expenses                                                             -                    (430,104)
     Billings in excess of cost                                                   -                     602,296
     Accrued income taxes                                                         -                      55,358
                                                                        ---------------------------------------
  Net cash provided (used) by operating activities                              (54)       (10,077)   1,952,029

INVESTING ACTIVITIES
  Purchases of equipment, net                                                     -                  (1,214,440)
  Sale of businesses, net                                                         -                     250,000
                                                                        ---------------------------------------
  Net cash provided (used) by investing activities                                -              -     (964,440)

FINANCING ACTIVITIES
  Proceeds from long-term borrowings                                              -                     906,415
  Payments on long-term borrowings                                                -                  (1,743,210)
  Intercompany long-term borrowings                                               -         10,645            -
  Proceeds from sale of common stock                                             54         81,821           54
                                                                        ---------------------------------------
  Net cash provided (used) by financing activities                               54         92,466     (836,741)

Cash flows from discontinued operations                                                    (81,821)     (81,821)
Effect of exchange rate changes on cash                                           -           (569)      67,432
                                                                        ---------------------------------------
Increase (decrease) in cash                                                       -              -      136,459
Cash at beginning of period                                                       -              -    2,529,888
                                                                        ---------------------------------------
Cash at end of period                                                   $         -   $          -  $ 2,666,347
                                                                        =======================================
                                                                            ok                               (0)

WATERLINK, INC. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
QUARTER TO DATE SEPTEMBER 30, 2003

                                                                          Barnebey     Sutcliffe     UK Holding    Waterlink
                                                                         Sutcliffe      Carbons       Company      Management
                                                                        -----------------------------------------------------
OPERATING ACTIVITIES
Income (loss) from continuing operations                                $ 1,063,681   $   581,476   $  (760,507)  $  (324,163)
Adjustments to reconcile  income (loss)
  to cash provided (used) by operating activities:
   Depreciation and amortization                                            197,786     2,054,820    (1,412,639)       54,289
   Deferred income taxes                                                   (318,654)       92,673             -       331,656
   Other                                                                          -             -             -             -
   Changes in working capital:                                                    -             -             -             -
     Accounts receivable                                                    106,832      (533,902)            -             -
     Intercompany receivables                                                15,257    (2,135,327)            -             -
     Inventories                                                           (468,395)      401,433             -             -
     Costs in excess of billings                                           (543,524)      178,016             -             -
     Prepaids and other assets                                             (357,747)     (185,177)         (561)      535,033
     Accounts payable                                                       734,106        56,931             -        11,257
     Intercompany payables                                                  153,900       (14,864)    1,987,206             -
     Accrued expenses                                                       175,079      (416,047)        9,962       194,658
     Billings in excess of cost                                            (391,682)        4,416             -             -
     Accrued income taxes                                                    62,565        (1,817)            -             -
                                                                        -----------------------------------------------------
  Net cash provided (used) by operating activities                          429,204        82,631      (176,539)      802,730

INVESTING ACTIVITIES
  Purchases of equipment, net                                               (30,798)     (227,538)            -             -
  Sale of businesses, net                                                         -             -             -             -
                                                                        -----------------------------------------------------
  Net cash provided (used) by investing activities                          (30,798)     (227,538)            -             -

FINANCING ACTIVITIES
  Proceeds from long-term borrowings                                              -        68,000             -             -
  Payments on long-term borrowings                                                -             -             -             -
  Intercompany long-term borrowings                                         620,741             -       170,986      (795,180)
  Proceeds from sale of common stock                                              -             -             -          (972)
                                                                        -----------------------------------------------------
  Net cash provided (used) by financing activities                          620,741        68,000       170,986      (796,152)

Cash flows from discontinued operations                                           -             -             -             -
Effect of exchange rate changes on cash                                           -         2,936          (253)            -
                                                                        -----------------------------------------------------
Increase (decrease) in cash                                               1,019,147       (73,971)       (5,806)        6,578
Cash at beginning of period                                                 820,919       917,666       (20,527)        2,341
                                                                        -----------------------------------------------------
Cash at end of period                                                   $ 1,840,066   $   843,695   $   (26,333)  $     8,919
                                                                        =====================================================
                                                                              ok               (0)           (0)       ok

                                                                         Waterlink    Eliminations
                                                                          Holdings       & Other       Total
                                                                        ---------------------------------------
OPERATING ACTIVITIES
Income (loss) from continuing operations                                $         -   $          -  $   560,487
Adjustments to reconcile  income (loss)
  to cash provided (used) by operating activities:
   Depreciation and amortization                                                  -              -      894,256
   Deferred income taxes                                                          -              -      105,675
   Other                                                                          -              -            -
   Changes in working capital:                                                    -              -
     Accounts receivable                                                          -              -     (427,070)
     Intercompany receivables                                                     -      2,120,070            -
     Inventories                                                                  -              -      (66,962)
     Costs in excess of billings                                                  -              -     (365,508)
     Prepaids and other assets                                                    -              -       (8,452)
     Accounts payable                                                             -              -      802,294
     Intercompany payables                                                        -     (2,126,242)           -
     Accrued expenses                                                             -              -      (36,349)
     Billings in excess of cost                                                   -              -     (387,266)
     Accrued income taxes                                                         -              -       60,748
                                                                        ---------------------------------------
  Net cash provided (used) by operating activities                                -         (6,172)   1,131,854

INVESTING ACTIVITIES
  Purchases of equipment, net                                                     -              -     (258,336)
  Sale of businesses, net                                                         -              -            -
                                                                        ---------------------------------------
  Net cash provided (used) by investing activities                                -              -     (258,336)

FINANCING ACTIVITIES
  Proceeds from long-term borrowings                                              -              -       68,000
  Payments on long-term borrowings                                                -              -            -
  Intercompany long-term borrowings                                               -          3,453            -
  Proceeds from sale of common stock                                              -            972            -
                                                                        ---------------------------------------
  Net cash provided (used) by financing activities                                -          4,425       68,000

Cash flows from discontinued operations                                           -           (972)        (972)
Effect of exchange rate changes on cash                                           -          2,719        5,402
                                                                        ---------------------------------------
Increase (decrease) in cash                                                       -             (0)     945,948
Cash at beginning of period                                                       -              -    1,720,399
                                                                        ---------------------------------------
Cash at end of period                                                   $         -   $         (0) $ 2,666,347
                                                                        =======================================
                                                                             ok                  0       ok

WATERLINK, INC. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
MONTH ENDED SEPTEMBER 30, 2003

                                                       Barnebey       Sutcliffe     UK Holding     Waterlink
                                                       Sutcliffe      Speakman        Company      Management
                                                      -----------    -----------    -----------    ----------
OPERATING ACTIVITIES
Income (loss) from continuing operations              $   646,466    $   427,614    $  (760,666)   $  (34,648)
Adjustments to reconcile  income (loss)
  to cash provided (used) by operating activities:
    Depreciation and amortization                         108,286      1,995,343     (1,412,639)       20,160
    Deferred income taxes                                (318,654)        11,626              -       331,656
    Other                                                       -              -              -             -
    Changes in working capital:
      Accounts receivable                                 368,569       (550,574)             -             -
      Intercompany receivables                               (985)    (2,104,432)             -       363,333
      Inventories                                          83,837        266,577              -             -
      Costs in excess of billings                        (644,874)       319,362              -             -
      Prepaids and other assets                          (346,871)      (169,409)            (2)      (53,277)
      Accounts payable                                    825,371        635,883              -         8,545
      Intercompany payables                              (235,240)           (12)     1,988,264             -
      Accrued expenses                                   (444,874)      (511,367)        13,153       169,511
      Billings in excess of cost                         (572,591)           717              -             -
      Accrued income taxes                                 60,625         (2,752)             -             -
                                                      -----------    -----------    -----------    ----------
  Net cash provided (used) by operating activities       (470,935)       318,577       (171,889)      805,280

INVESTING ACTIVITIES
  Purchases of equipment, net                                   -        (67,165)             -             -
  Sale of businesses, net                                       -              -              -             -
                                                      -----------    -----------    -----------    ----------
  Net cash provided (used) by investing activities              -        (67,165)             -             -

FINANCING ACTIVITIES
  Proceeds from long-term borrowings                            -       (206,859)             -             -
  Payments on long-term borrowings                              -              -              -             -
  Intercompany long-term borrowings                       620,741              -        170,249      (803,179)
  Proceeds from sale of common stock                            -              -              -          (972)
                                                      -----------    -----------    -----------    ----------
  Net cash provided (used) by financing activities        620,741       (206,859)       170,249      (804,151)

Cash flows from discontinued operations                         -              -              -             -
Effect of exchange rate changes on cash                         -         44,462         (1,249)            -
                                                      -----------    -----------    -----------    ----------

Increase (decrease) in cash                               149,806         89,016         (2,890)        1,129
Cash at beginning of period                             1,690,260        754,679        (23,443)        7,790
                                                      -----------    -----------    -----------    ----------
Cash at end of period                                 $ 1,840,066    $   843,695    $   (26,333)   $    8,919
                                                      ===========    ===========    ===========    ==========
                                                          ok                  (0)            (0)       ok

                                                      Waterlink    Eliminations
                                                      Holdings       & Other          Total
                                                      ---------    ------------    -----------
OPERATING ACTIVITIES
Income (loss) from continuing operations              $       -    $          -    $   278,766
Adjustments to reconcile  income (loss)
  to cash provided (used) by operating activities:
    Depreciation and amortization                             -               -        711,150
    Deferred income taxes                                     -               -         24,628
    Other                                                     -               -              -
    Changes in working capital:
      Accounts receivable                                     -               -       (182,005)
      Intercompany receivables                                -       1,742,084              -
      Inventories                                             -               -        350,414
      Costs in excess of billings                             -               -       (325,512)
      Prepaids and other assets                               -               -       (569,559)
      Accounts payable                                        -               -      1,469,799
      Intercompany payables                                   -      (1,753,012)             -
      Accrued expenses                                        -               -       (773,577)
      Billings in excess of cost                              -               -       (571,874)
      Accrued income taxes                                    -               -         57,873
                                                      ---------    ------------    -----------
  Net cash provided (used) by operating activities            -         (10,928)       470,105

INVESTING ACTIVITIES
  Purchases of equipment, net                                 -               -        (67,165)
  Sale of businesses, net                                     -               -              -
                                                      ---------    ------------    -----------
  Net cash provided (used) by investing activities            -               -        (67,165)

FINANCING ACTIVITIES
  Proceeds from long-term borrowings                          -               -       (206,859)
  Payments on long-term borrowings                            -               -              -
  Intercompany long-term borrowings                           -          12,189              -
  Proceeds from sale of common stock                          -             972              -
                                                      ---------    ------------    -----------
  Net cash provided (used) by financing activities            -          13,161       (206,859)

Cash flows from discontinued operations                       -            (972)          (972)
Effect of exchange rate changes on cash                       -          (1,261)        41,952
                                                      ---------    ------------    -----------

Increase (decrease) in cash                                   -               -        237,061
Cash at beginning of period                                   -               -      2,429,286
                                                      ---------    ------------    -----------
Cash at end of period                                 $       -    $          -    $ 2,666,347
                                                      =========    ============    ===========
                                                          ok            ok             ok

WATERLINK, INC. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
PRIOR MONTH YEAR TO DATE

YTD exchange rate

                                                       Barnebey       Sutcliffe     UK Holding      Waterlink
                                                       Sutcliffe      Speakman        Company       Management
                                                      -----------    -----------    -----------    -----------
OPERATING ACTIVITIES
Income (loss) from continuing operations              $   671,895    $ 1,096,581    $  (601,674)   $  (827,849)
Adjustments to reconcile  income (loss)
  to cash provided (used) by operating activities:
    Depreciation and amortization                         492,250        314,498              -        267,683
    Deferred income taxes                                       -        295,003              -              -
    Other                                                       -              -              -              -
    Changes in working capital:
      Accounts receivable                              (1,637,412)       106,154              -              -
      Intercompany receivables                              2,965     (2,035,257)             -       (363,333)
      Inventories                                         496,192        183,842              -              -
      Costs in excess of billings                       1,110,016       (142,973)             -              -
      Prepaids and other assets                           100,057        147,879           (560)      (152,326)
      Accounts payable                                    (90,067)    (1,831,377)             -        (31,016)
      Intercompany payables                               405,222         (3,889)     1,993,495              -
      Accrued expenses                                    519,538         15,447        (14,276)      (177,237)
      Billings in excess of cost                        1,127,832         46,337              -              -
      Accrued income taxes                                (43,694)        41,179              -              -
                                                      -----------    -----------    -----------    -----------
  Net cash provided (used) by operating activities      3,154,794     (1,766,575)     1,376,986     (1,284,078)

INVESTING ACTIVITIES
  Purchases of equipment, net                            (744,261)      (403,015)             -              -
  Sale of businesses, net                                       -              -              -        250,000
                                                      -----------    -----------    -----------    -----------
  Net cash provided (used) by investing activities       (744,261)      (403,015)             -        250,000

FINANCING ACTIVITIES
  Proceeds from long-term borrowings                            -      1,113,274              -              -
  Payments on long-term borrowings                              -              -              -     (1,743,210)
  Intercompany long-term borrowings                      (699,978)             -     (1,389,359)     2,090,881
  Proceeds from sale of common stock                            -              -              -        (80,849)
                                                      -----------    -----------    -----------    -----------
  Net cash provided (used) by financing activities       (699,978)     1,113,274     (1,389,359)       266,822

Cash flows from discontinued operations                         -              -              -
Effect of exchange rate changes on cash                         -         24,707             81              -
                                                      -----------    -----------    -----------    -----------

Increase (decrease) in cash                             1,710,555     (1,031,609)       (12,292)      (767,256)
Cash at beginning of period                               (20,295)     1,786,288        (11,151)       775,046
                                                      -----------    -----------    -----------    -----------
Cash at end of period                                 $ 1,690,260    $   754,679    $   (23,443)   $     7,790
                                                      ===========    ===========    ===========    ===========

YTD exchange rate

                                                       Waterlink    Eliminations
                                                       Holdings       & Other         Total
                                                      ----------    ------------    -----------
OPERATING ACTIVITIES
Income (loss) from continuing operations              $        -    $          -    $   338,954
Adjustments to reconcile  income (loss)
  to cash provided (used) by operating activities:
    Depreciation and amortization                              -                      1,074,431
    Deferred income taxes                                      -                        295,003
    Other                                                      -                              -
    Changes in working capital:
      Accounts receivable                                      -                     (1,531,258)
      Intercompany receivables                                 -       2,395,625              -
      Inventories                                              -                        680,034
      Costs in excess of billings                              -                        967,043
      Prepaids and other assets                                -                         95,051
      Accounts payable                                         -                     (1,952,460)
      Intercompany payables                                  (54)     (2,394,773)             -
      Accrued expenses                                         -                        343,473
      Billings in excess of cost                               -                      1,174,169
      Accrued income taxes                                     -                         (2,515)
                                                      ----------    ------------    -----------
  Net cash provided (used) by operating activities           (54)            852      1,481,924

INVESTING ACTIVITIES
  Purchases of equipment, net                                  -                     (1,147,276)
  Sale of businesses, net                                      -                        250,000
                                                      ----------    ------------    -----------
  Net cash provided (used) by investing activities             -               -       (897,276)

FINANCING ACTIVITIES
  Proceeds from long-term borrowings                           -                      1,113,274
  Payments on long-term borrowings                             -                     (1,743,210)
  Intercompany long-term borrowings                            -          (1,544)             -
  Proceeds from sale of common stock                          54          80,849             54
                                                      ----------    ------------    -----------
  Net cash provided (used) by financing activities            54          79,305       (629,882)

Cash flows from discontinued operations                                  (80,849)       (80,849)
Effect of exchange rate changes on cash                        -             692         25,480
                                                      ----------    ------------    -----------

Increase (decrease) in cash                                    -               -       (100,602)
Cash at beginning of period                                    -               -      2,529,888
                                                      ----------    ------------    -----------
Cash at end of period                                 $        -    $          -    $ 2,429,286
                                                      ==========    ============    ===========

WATERLINK, INC. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS
PRIOR QUARTER YEAR TO DATE

YTD exchange rate

                                                       Barnebey      Sutcliffe      UK Holding     Waterlink
                                                       Sutcliffe      Speakman       Company       Management
                                                      -----------    -----------    -----------    -----------
OPERATING ACTIVITIES
Income (loss) from continuing operations              $   254,680    $   942,720    $  (601,833)   $  (538,334)
Adjustments to reconcile  income (loss)
  to cash provided (used) by operating activities:
    Depreciation and amortization                         402,750        255,021              -        233,554
    Deferred income taxes                                       -        213,956              -              -
    Other                                                       -              -              -              -
    Changes in working capital:
      Accounts receivable                              (1,375,675)        89,482              -              -
      Intercompany receivables                            (13,277)    (2,004,362)             -              -
      Inventories                                       1,048,424         48,985              -              -
      Costs in excess of billings                       1,008,666         (1,627)             -              -
      Prepaids and other assets                           110,933        163,647              -       (740,636)
      Accounts payable                                      1,198     (1,252,424)             -        (33,728)
      Intercompany payables                                16,082         10,963      1,994,553              -
      Accrued expenses                                   (100,415)       (79,872)       (11,084)      (202,384)
      Billings in excess of cost                          946,923         42,638              -              -
      Accrued income taxes                                (45,634)        40,244              -              -
                                                      -----------    -----------    -----------    -----------
  Net cash provided (used) by operating activities      2,254,655     (1,530,629)     1,381,635     (1,281,528)

INVESTING ACTIVITIES
  Purchases of equipment, net                            (713,463)      (242,641)             -              -
  Sale of businesses, net                                       -              -              -        250,000
                                                      -----------    -----------    -----------    -----------
  Net cash provided (used) by investing activities       (713,463)      (242,641)             -        250,000

FINANCING ACTIVITIES
  Proceeds from long-term borrowings                            -        838,416              -              -
  Payments on long-term borrowings                              -              -              -     (1,743,210)
  Intercompany long-term borrowings                      (699,978)             -     (1,390,096)     2,082,882
  Proceeds from sale of common stock                            -              -              -        (80,849)
                                                      -----------    -----------    -----------    -----------
  Net cash provided (used) by financing activities       (699,978)       838,416     (1,390,096)       258,823

Cash flows from discontinued operations                         -              -              -
Effect of exchange rate changes on cash                         -         66,233           (915)             -
                                                      -----------    -----------    -----------    -----------

Increase (decrease) in cash                               841,214       (868,622)        (9,376)      (772,705)
Cash at beginning of period                               (20,295)     1,786,288        (11,151)       775,046
                                                      -----------    -----------    -----------    -----------
Cash at end of period                                 $   820,919    $   917,666    $   (20,527)   $     2,341
                                                      ===========    ===========    ===========    ===========

YTD exchange rate

                                                      Waterlink    Eliminations
                                                       Holdings      & Other         Total
                                                      ---------    ------------    -----------
OPERATING ACTIVITIES
Income (loss) from continuing operations              $       -    $          -    $    57,232
Adjustments to reconcile  income (loss)
  to cash provided (used) by operating activities:
    Depreciation and amortization                             -                        891,325
    Deferred income taxes                                     -                        213,956
    Other                                                     -                              -
    Changes in working capital:
      Accounts receivable                                     -                     (1,286,193)
      Intercompany receivables                                -       2,017,639              -
      Inventories                                             -                      1,097,409
      Costs in excess of billings                             -                      1,007,039
      Prepaids and other assets                               -                       (466,056)
      Accounts payable                                        -                     (1,284,954)
      Intercompany payables                                 (54)     (2,021,543)             -
      Accrued expenses                                        -                       (393,755)
      Billings in excess of cost                              -                        989,561
      Accrued income taxes                                    -                         (5,390)
                                                      ---------    ------------    -----------
  Net cash provided (used) by operating activities          (54)         (3,904)       820,174

INVESTING ACTIVITIES
  Purchases of equipment, net                                 -                       (956,104)
  Sale of businesses, net                                     -                        250,000
                                                      ---------    ------------    -----------
  Net cash provided (used) by investing activities            -               -       (706,104)

FINANCING ACTIVITIES
  Proceeds from long-term borrowings                          -                        838,416
  Payments on long-term borrowings                            -                     (1,743,210)
  Intercompany long-term borrowings                           -           7,192              -
  Proceeds from sale of common stock                         54          80,849             54
                                                      ---------    ------------    -----------
  Net cash provided (used) by financing activities           54          88,041       (904,740)

Cash flows from discontinued operations                                 (80,849)       (80,849)
Effect of exchange rate changes on cash                       -          (3,288)        62,030
                                                      ---------    ------------    -----------

Increase (decrease) in cash                                   -               -       (809,489)
Cash at beginning of period                                   -               -      2,529,888
                                                      ---------    ------------    -----------
Cash at end of period                                 $       -    $          -    $ 1,720,399
                                                      =========    ============    ===========

BALANCE SHEET DISCLOSURES AND DETAILS
WATERLINK, INC.
SEPTEMBER 30, 2003

                                   A/R         A/A
                                Allowance    Goodwill   Headcount
                                ---------   ---------   ---------
ALLOWANCES
  Barnebey Sutcliffe              261,176   15,795,939        175
  Sutcliffe Speakman               33,230    8,069,188         68
  UK Holdings                           -            -          -
                                ---------   ----------  ---------
  Specialty Products Total        294,406   23,865,127        243
  Waterlink Management                  -            -          1
                                ---------   ----------  ---------
  Consolidated                    294,406   23,865,127        244
                                =========   ==========  =========

                                Raw Mat'ls    Work in    Finished
                                & Supplies    Process      Goods       Total
                                ----------   ---------   ---------   ---------
INVENTORY DETAIL
  Barnebey Sutcliffe             2,917,482   1,560,702   3,348,810   7,826,994
  Sutcliffe Speakman             1,078,031     172,063     529,512   1,779,605
  UK Holdings                            -           -           -           -
                                ----------   ---------   ---------   ---------
  Specialty Products Total       3,995,513   1,732,765   3,878,322   9,606,599
  Waterlink Management                   -           -           -           -
                                ----------   ---------   ---------   ---------
  Consolidated                   3,995,513   1,732,765   3,878,322   9,606,599
                                ==========   =========   =========   =========
                                                                        ok

                                Land, Bldgs.   Machinery      Office
                                & Improve.      & Equip.     Equipment       Total
                                -----------   -----------   -----------   -----------
FIXED ASSET DETAIL
  Barnebey Sutcliffe              1,226,258     4,500,690       356,195     6,083,143
  Sutcliffe Speakman                884,847     2,867,730       473,469     4,226,046
  UK Holdings                             -             -             -             -
                                -----------   -----------   -----------   -----------
  Specialty Products Total        2,111,105     7,368,420       829,664    10,309,189
  Waterlink Management                    -             -        12,532        12,532
                                -----------   -----------   -----------   -----------
  Consolidated                    2,111,105     7,368,420       842,196    10,321,721
                                ===========   ===========   ===========   ===========
                                                                              ok


                                   Barnebey      Sutcliffe
                                   Sutcliffe      Speakman        Total
                                  -----------    -----------   -----------
CONTRACT BILLING STATUS
  Contract costs incurred           8,215,539      5,432,456    13,647,995
  Estimated profits                 3,075,267      2,544,740     5,620,007
                                  -----------    -----------   -----------
  Contract revenue earned          11,290,806      7,977,196    19,268,002
  Less billings                    11,250,278      7,689,488    18,939,766
                                  -----------    -----------   -----------
  Net position                         40,528        287,708       328,236
                                  ===========    ===========   ===========

  Costs in excess of billings         784,840        382,377     1,167,217
  Billings in excess of costs        (744,312)       (94,668)     (838,980)
                                  -----------    -----------   -----------
  Net position                         40,528        287,709       328,237
                                  ===========    ===========   ===========
                                           (0)            (1)           (1)

YEAR-TO-DATE BACKLOG PROGRESSION
WATERLINK, INC.
SEPTEMBER 30, 2003

                                     Barnebey       Sutcliffe
                                     Sutcliffe      Speakman         Total
                                    -----------    -----------    -----------
TOTAL BACKLOG
   Beginning of year backlog        $12,851,533    $ 2,364,860    $15,216,393

   Current bookings/change orders    45,920,168     18,602,982     64,523,150
   Currency and other adjustments             -        131,098        131,098
   Revenue earned on backlog         47,847,492     19,010,465     66,857,957
                                    -----------    -----------    -----------

   Ending backlog                   $10,924,209    $ 2,088,475    $13,012,684
                                    ===========    ===========    ===========

   Gross profit in backlog          $ 2,216,658    $   538,301    $ 2,754,959
                                    ===========    ===========    ===========

   Margin in backlog                       20.3%          25.8%          21.2%
                                    ===========    ===========    ===========

                                    Barnebey       Sutcliffe
                                    Sutcliffe      Speakman         Total
                                   -----------    -----------    -----------
RECURRING REVENUE
  Beginning of year backlog        $10,778,533    $ 2,210,071    $12,988,604

  Current bookings/change orders    40,715,083     16,773,974     57,489,057
  Currency and other adjustments             -        236,495        236,495
  Revenue earned on backlog         43,815,317     17,334,341     61,149,658
                                   -----------    -----------    -----------

  Ending backlog                   $ 7,678,299    $ 1,886,199    $ 9,564,498
                                   ===========    ===========    ===========

  Gross profit in backlog          $ 1,497,268    $   471,550    $ 1,968,818
                                   ===========    ===========    ===========

  Margin in backlog                       19.5%          25.0%          20.6%
                                   ===========    ===========    ===========

                                     Barnebey      Sutcliffe
                                     Sutcliffe      Speakman          Total
                                    -----------    -----------     -----------
SYSTEMS AND EQUIPMENT
   Beginning of year backlog        $ 2,073,000    $   154,789     $ 2,227,789

   Current bookings/change orders     5,205,085      1,829,008       7,034,093
   Currency and other adjustments             -       (105,398)       (105,398)
   Revenue earned on backlog          4,032,175      1,676,124       5,708,299
                                    -----------    -----------     -----------

   Ending backlog                   $ 3,245,910    $   202,276     $ 3,448,186
                                    ===========    ===========     ===========

   Gross profit in backlog          $   719,390    $    66,751     $   786,141
                                    ===========    ===========     ===========

   Margin in backlog                       22.2%          33.0%           22.8%
                                    ===========    ===========     ===========

QUARTER-TO-DATE BACKLOG PROGRESSION
WATERLINK, INC.
SEPTEMBER 30, 2003


                                    Barnebey       Sutcliffe
                                    Sutcliffe      Speakman          Total
                                   -----------    -----------     ------------
TOTAL BACKLOG
  Beginning of quarter backlog     $13,929,975    $ 2,364,712     $ 16,294,687

  Current bookings/change orders    10,502,906      4,957,060       15,459,966
  Currency and other adjustments             -        (21,100)         (21,100)
  Revenue earned on backlog         13,508,672      5,212,196       18,720,868
                                   -----------    -----------     ------------

  Ending backlog                   $10,924,209    $ 2,088,476     $ 13,012,685
                                   ===========    ===========     ============

  Gross profit in backlog          $ 2,216,658    $   538,301     $  2,754,959
                                   ===========    ===========     ============

  Margin in backlog                       20.3%          25.8%            21.2%
                                   ===========    ===========     ============

                                    Barnebey       Sutcliffe
                                    Sutcliffe      Speakman        Total
                                   -----------    -----------    -----------
RECURRING REVENUE
  Beginning of quarter backlog     $10,457,856    $ 1,596,833    $12,054,689

  Current bookings/change orders     9,433,506      4,720,405     14,153,911
  Currency and other adjustments             -        231,658        231,658
  Revenue earned on backlog         12,213,063      4,662,696     16,875,759
                                   -----------    -----------    -----------

  Ending backlog                   $ 7,678,299    $ 1,886,200    $ 9,564,499
                                   ===========    ===========    ===========

  Gross profit in backlog          $ 1,497,268    $   471,550    $ 1,968,818
                                   ===========    ===========    ===========

  Margin in backlog                       19.5%          25.0%          20.6%
                                   ===========    ===========    ===========

                                    Barnebey       Sutcliffe
                                    Sutcliffe       Speakman        Total
                                   -----------    -----------    -----------
SYSTEMS AND EQUIPMENT
  Beginning of quarter backlog     $ 3,472,119    $   767,879    $ 4,239,998

  Current bookings/change orders     1,069,400        236,655      1,306,055
  Currency and other adjustments             -       (252,759)      (252,759)
  Revenue earned on backlog          1,295,609        549,500      1,845,109
                                   -----------    -----------    -----------

  Ending backlog                   $ 3,245,910    $   202,276    $ 3,448,186
                                   ===========    ===========    ===========

  Gross profit in backlog          $   719,390    $    66,751    $   786,141
                                   ===========    ===========    ===========

  Margin in backlog                       22.2%          33.0%          22.8%
                                   ===========    ===========    ===========

PREVIOUS QUARTER'S YTD BACKLOG PROGRESSION
WATERLINK, INC.
SEPTEMBER 30, 2003

                                        Barnebey      Sutcliffe
                                       Sutcliffe       Speakman        Total
                                      -----------    -----------    -----------
TOTAL BACKLOG
     Beginning of year backlog        $12,851,533    $ 2,364,860    $15,216,393

     Current bookings/change orders    35,417,262     13,645,922     49,063,184
     Currency and other adjustments             -        152,198        152,198
     Revenue earned on backlog         34,338,820     13,798,269     48,137,089
                                      -----------    -----------    -----------

     Ending backlog                   $13,929,975    $ 2,364,711    $16,294,686
                                      ===========    ===========    ===========

     Gross profit in backlog          $         -    $         -    $         -
                                      ===========    ===========    ===========

     Margin in backlog                        0.0%           0.0%           0.0%
                                      ===========    ===========    ===========

                                        Barnebey      Sutcliffe
                                       Sutcliffe       Speakman        Total
                                      -----------    -----------    -----------
RECURRING REVENUE
     Beginning of year backlog        $10,778,533    $ 2,210,071    $12,988,604

     Current bookings/change orders    31,281,577     12,053,569     43,335,146
     Currency and other adjustments             -          4,837          4,837
     Revenue earned on backlog         31,602,254     12,671,645     44,273,899
                                      -----------    -----------    -----------

     Ending backlog                   $10,457,856    $ 1,596,832    $12,054,688
                                      ===========    ===========    ===========

     Gross profit in backlog          $         -    $         -    $         -
                                      ===========    ===========    ===========

     Margin in backlog                        0.0%           0.0%           0.0%
                                      ===========    ===========    ===========

                                        Barnebey      Sutcliffe
                                       Sutcliffe       Speakman        Total
                                      -----------    -----------    -----------
SYSTEMS AND EQUIPMENT
     Beginning of year backlog        $ 2,073,000    $   154,789    $ 2,227,789

     Current bookings/change orders     4,135,685      1,592,353      5,728,038
     Currency and other adjustments             -        147,361        147,361
     Revenue earned on backlog          2,736,566      1,126,624      3,863,190
                                      -----------    -----------    -----------
     Ending backlog                   $ 3,472,119    $   767,879    $ 4,239,998
                                      ===========    ===========    ===========
     Gross profit in backlog                                        $         -
                                      ===========    ===========    ===========
     Margin in backlog                        0.0%           0.0%           0.0%
                                      ===========    ===========    ===========

GEOGRAPHIC SALES BREAKDOWN
WATERLINK, INC.
TWELVE MONTHS ENDED SEPTEMBER 30, 2003

               Industrial              Municipal               Total
                  Sales        %        Sales         %        Sales         %
               -----------   -----   ------------   -----   -----------    -----
United States  $39,794,931    61.8%  $  2,449,315   100.0%  $42,244,246     63.2%
Canada           3,830,935     5.9%             -     0.0%    3,830,935      5.7%
Europe          15,165,119    23.5%             -     0.0%   15,165,119     22.7%
Latin America      674,140     1.0%             -     0.0%      674,140      1.0%
Asia Pacific     3,810,600     5.9%             -     0.0%    3,810,600      5.7%
Middle East      1,132,916     1.8%             -     0.0%    1,132,916      1.7%
Other Regions            -     0.0%             -     0.0%            -      0.0%
               -----------   -----   ------------   -----   -----------    -----
               $64,408,642   100.0%  $  2,449,315   100.0%  $66,857,957    100.0%
               ===========   =====   ============   =====   ===========    =====
                                                                ok
               -----------           ------------           -----------
                      96.3%                   3.7%                100.0%
               -----------           ------------           -----------

BUDGET VARIANCE SUMMARY
WATERLINK, INC.
SEPTEMBER 30, 2003

                            Month Ended September 30, 2003       Twelve Months Ended September 30, 2003
                         -----------------------------------     ---------------------------------------
                           Actual        Plan       Variance       Actual          Plan        Variance
                         ---------     ---------    --------     ----------     ----------    ----------
Sales:
     Barnebey Sutcliffe  5,147,658     4,870,000     277,658     47,910,669     51,000,000    (3,089,331)
     Sutcliffe Speakman  1,950,419     1,512,000     438,419     19,368,509     18,400,000       968,509
     Corporate/Elim        (17,365)            -     (17,365)      (421,221)             -      (421,221)
                         ---------     ---------    --------     ----------     ----------    ----------
     Total               7,080,712     6,382,000     698,712     66,857,957     69,400,000    (2,542,043)
                         ---------     ---------    --------     ----------     ----------    ----------
Gross profit:
     Barnebey Sutcliffe  1,418,455     1,196,000     222,455     10,638,032     11,460,000      (821,968)
     Sutcliffe Speakman    527,228       330,000     197,228      4,815,126      4,208,000       607,126
     Corporate/Elim              -             -           -              -              -             -
                         ---------     ---------    --------     ----------     ----------    ----------
     Total               1,945,683     1,526,000     419,683     15,453,158     15,668,000      (214,842)
                         ---------     ---------    --------     ----------     ----------    ----------
SG&A expense:
     Barnebey Sutcliffe    431,507       530,000      98,493      5,921,513      6,360,000       438,487
     Sutcliffe Speakman    643,257       245,000    (398,257)     3,514,108      2,908,000      (606,108)
     Corporate              91,072        85,000      (6,072)     1,153,970        900,000      (253,970)
                         ---------     ---------    --------     ----------     ----------    ----------
     Total               1,165,836       860,000    (305,836)    10,589,591     10,168,000      (421,591)
                         ---------     ---------    --------     ----------     ----------    ----------
Operating income:
     Barnebey Sutcliffe    986,948       666,000     320,948      4,716,519      5,100,000      (383,481)
     Sutcliffe Speakman   (116,029)       85,000    (201,029)     1,301,018      1,300,000         1,018
     Corporate             (91,072)      (85,000)     (6,072)    (1,153,970)      (900,000)     (253,970)
                         ---------     ---------    --------     ----------     ----------    ----------
     Total                 779,847       666,000     113,847      4,863,567      5,500,000      (636,433)
Interest expense           (15,373)     (288,000)    272,627     (2,507,747)    (3,512,000)    1,004,253
Other items               (390,827)      (15,000)   (375,827)    (1,313,218)      (180,000)   (1,133,218)
                         ---------     ---------    --------     ----------     ----------    ----------
Income before taxes        373,647       363,000      10,647      1,042,602      1,808,000      (765,398)
Income taxes                94,881        62,000     (32,881)       424,883        361,000       (63,883)
                         ---------     ---------    --------     ----------     ----------    ----------

Net income                 278,766       301,000     (22,234)       617,719      1,447,000      (829,281)
                         =========     =========    ========     ==========     ==========    ==========
                            ok            ok                        ok             ok

                           Month Ended September 30, 2003        Twelve Months Ended September 30, 2003
                         -----------------------------------     ---------------------------------------
                           Actual        Plan       Variance       Actual          Plan       Variance
                         ---------     ---------    --------     ----------     ----------    ----------
EBITDA:
     Barnebey Sutcliffe  1,095,234       717,000     378,234      5,317,055      5,676,000      (358,945)
     Sutcliffe Speakman    273,243       117,000     156,243      2,198,220      1,660,000       538,220
     Corporate             (87,788)      (86,000)     (1,788)    (1,148,618)      (900,000)     (248,618)
                         ---------     ---------    --------     ----------     ----------    ----------
     Total               1,280,689       748,000     532,689      6,366,657      6,436,000       (69,343)
                         =========     =========    ========     ==========     ==========    ==========
                            ok            ok                        ok             ok

                                  SCHEDULE 6.7

                                  REAL PROPERTY

         The real property described on the attached Exhibit A to Schedule 6.7.

                                  EXHIBIT "A"


PARCEL ONE - TRACT ONE

     Situated in the State of Ohio, County of Franklin, City of Columbus, being located in Quarter Township 3, Township 1, Range 17, United States Military Lands and being those tracts of land conveyed to Barnaby & Sutcliffe Corp. (formerly Barnaby Cheney Co.) by deeds of record in Deed Book 2247, Page 380, Deed Book 1852, Page 582, Deed Book 1852, Page 586, Deed Book 1853, Page 282, Deed Book 1852, Page 579, Deed Book 1852, Page 580, Deed Book 1852, Page 597, Deed Book 2387, Page 201 and Deed Book 2479, Page 116, all references being to records in the Recorder's Office, Franklin County, Ohio and bounded and described as follows:

     Beginning at a point in the centerline of Cassady Avenue at the intersection of said centerline with the northerly right-of-way line of Conrail Railroad, said point also being the southeasterly corner of the Barnaby & Sutcliffe Corp. 3.09 acre tract;

     thence North 86 (degrees) 10' 00" West, along said right-of-way line of Conrail Railroad, a distance of 20.11 feet to an iron pin at an angle point in said line;

     thence South 9 (degrees) 30' 45" West, continuing along said right-of-way line of Conrail Railroad, a distance of 6.12 feet to an angle point in said line;

     thence North 86 (degrees) 10' 00" West, along said right-of-way line, a distance of 103.02 feet to a point of curvature of a curve to the left;

     thence continuing along said right-of-way line, being the arc of said curve (Delta = 11 (degrees) 00' 40", Radius = 3198.23 feet), a chord bearing and distance of South 88 (degrees) 19' 40" West, 613.71 feet to a point of tangency;

     thence South 82 (degrees) 40' 40" West, continuing along said right-of-way line, a distance of 245.72 feet to an angle point in said line;

     thence South 84 (degrees) 51' 30" West, continuing along said right-of-way line, a distance of 100.00 feet to an angle point in said line;

     thence North 84 (degrees) 49' 55" West, continuing along said right-of-way line, a distance of 683.84 feet to a point in Alum Creek;

     thence North 5 (degrees) 10' 35" East, along a line in Alum Creek, a distance of 97.64 feet to a point;


                                                                   Continued....

                                   -Page Two-

     thence South 86(degrees) 23' 10" East, along the southerly line of those tracts of land conveyed to The Lutheran Senior City, Inc., by deed of record in Deed Book 2433, Page 28, a distance of 681.38 feet to an iron pin at the southeasterly corner of said tracts;

     thence along the easterly line of said Lutheran Senior City, Inc. tracts, the following courses and distances:

     North 3(degrees) 50' 00" East, 184.45 feet to a point;

     North 4(degrees) 04' 00" West, 87.50 feet to a point;

     North 3(degrees) 50' 00" East, 204.00 feet to a point;

     North 10(degrees) 10' 10" East, 109.00 feet to a point; and

     North 3(degrees) 50' 00" East, 295.00 feet to the southwesterly corner of The Lutheran Senior City, Inc. 0.092 acre tract;

     thence North 55(degrees) 10' 00" East, along the southeasterly line of said 0.092 acre tract, a distance of 128.08 feet to a point in a southerly line of The Lutheran Senior City, Inc. tracts;

     thence along said southerly line of The Lutheran Senior City, Inc. tracts, the following courses and distances:

     South 86(degrees) 10' 55" East, 218.44 feet to a point;

     North 3(degrees) 46' 49" East, 79.58 feet to a point;

     South 76(degrees) 10' 55" East, 691.32 feet to a point of curvature of a curve to the right;

     South 61(degrees) 10' 55" East, 7.76 feet, a chord bearing and distance (Delta = 30(degrees) 00' 00", Radius = 15.00 feet), to a point;

     South 46(degrees) 10' 55" East, 11.50 feet to a point of curvature of a curve to the left;

     South 61(degrees) 10' 55" East, 7.76 feet, a chord bearing and distance (Delta = 30(degrees) 00' 00", Radius = 15.00 feet), to a point;


                                                                    Continued...

                                 - Page Three -

     South 76(degrees) 10' 55" East, 100.00 feet to a point of curvature of a curve to the right;

     South 43(degrees) 19' 58" East, 32.55 feet, a chord bearing and distance (Delta = 65(degrees) 41' 55", Radius = 30.00 feet), to a point; and

     South 10(degrees) 29' 00" East, 43.03 feet to a point in the centerline of Cassady Avenue;

     thence South 9(degrees) 30' 45" West, along said centerline of Cassady Avenue, a distance of 158.06 feet to the northeasterly corner of the 1.197 acre tract conveyed to George W. Hockaden, by deed of record in Deed Book 3394, Page 542;

     thence North 86(degrees) 09' 15" West, along the northerly line of said George W. Hockaden 1.197 acre tract, a distance of 289.96 feet to an angle point in said line;

     thence North 86(degrees) 24' 15" West, continuing along said northerly line of the 1.197 acre tract, a distance of 100.00 feet to the northwesterly corner of said tract;

     thence South 3(degrees) 35' 45" West, along the westerly line of said 1.197 acre tract, a distance of 136.65 feet to an iron pin at the southwesterly corner of said tract;

     thence South 86(degrees) 24' 15" East, along the southerly line of said
1.197 acre tract, passing an iron pin at 355.82 feet, a distance of 375.93 feet to a point in the centerline of Cassady Avenue;

     thence South 9(degrees) 30' 45" West, along the centerline of Cassady Avenue, a distance of 521.02 feet to the point of beginning, containing 26.035 acres, more or less.



     Bearings contained herein are based on the same meridian as bearings in deed of record in Deed Book 1852, Page 579.

PARCEL ONE -- TRACT TWO

     Situated in the State of Ohio, County of Franklin, City of Columbus, being located in Quarter Township 3, Township 1, Range 17, United States Military Lands and being Lots 33 and 34 of "BEXLEY VIEW NO. 3", of record in Plat Book 17, Page 58 and part of a vacated Alley as conveyed to Barneby & Sutcliffe Corp. (formerly Barneby Cheney), by deed of record in Deed Book 1852, Page 584, all references being to records in the Recorder's Office, Franklin County, Ohio and bounded and described as follows:

     Beginning at the point of intersection of the westerly right-of-way line of Cassady Avenue (60 feet in width) with the southerly right-of-way line of Conrail Railroad, said point also being the northeasterly corner of Lot 33;

     thence South 9 (degrees) 13' 50" West, along the westerly right-of-way line of Cassady Avenue, a distance of 84.51 feet to an iron pin at the northeasterly corner of Lot 35;

     thence North 86 (degrees) 16' 40" West, along the northerly line of Lot 35 and said line produced westerly, a distance of 143.96 feet to an iron pin in the centerline of an Alley (vacated);

     thence North 9 (degrees) 15' 00" East, along said centerline of the Alley, a distance of 82.31 feet to an iron pin in the southerly right-of-way line of Conrail Railroad;

     thence South 87 (degrees) 09' 00" East, along said right-of-way line of Conrail Railroad, a distance of 144.16 feet to the point of beginning, containing 0.274 acre, more or less.



     Bearings contained herein are based on the same meridian as bearings in deed of record in Deed Book 1852, Page 584.

PARCEL ONE - TRACT THREE

     Situated in the State of Ohio, County of Franklin, City of Columbus, being located in Quarter Township 3, Township 1, Range 17, United States Military Lands and being Lots 25 and 26 of "BEXLEY VIEW NO. 3", of record in Plat Book 17, Page 58 and part of Seventh Avenue (vacated) and Dawson Avenue (vacated), as conveyed to Barneby & Sutcliffe Corp. (formerly Barneby Cheney), by deed of record in Deed Book 1852, Page 584, all references being to records in the Recorder's Office, Franklin County, Ohio and bounded and described as follows:

     Beginning at an iron pin in the easterly right-of-way line of an Alley at the southwesterly corner of Lot 25, the northwesterly corner of Lot 24;

     thence North 4 (degrees) 52' 10" East, along said easterly right-of-way line of the Alley, a distance of 117.51 feet to a point in the southerly right-of-way line of the Conrail Railroad;

     thence North 84 (degrees) 02' 30" East, along said right-of-way line of Conrail Railroad, a distance of 121.06 feet to an angle point in said line;

     thence South 87 (degrees) 09' 00" East, continuing along said right-of-way line of Conrail Railroad, a distance of 25.00 feet to a point in the centerline of Dawson Avenue (50 feet in width);

     thence South 4 (degrees) 52' 10" West, along said centerline of Dawson Avenue (vacated), a distance of 141.00 feet to an iron pin;

     thence North 85 (degrees) 11' 00" West, crossing Dawson Avenue (vacated) and along the northerly line of Lot 24, a distance of 143.89 feet to the point of beginning, containing 0.432 acre, more or less.

     Bearings contained herein are based on the same meridian as bearings in deed of record in Deed Book 1852, Page 584.

PARCEL ONE - TRACT FOUR


Situated in the State of Ohio, County of Franklin and City of Columbus:

Being Lot Number Twenty (20) of NORTH BEXLEY VIEW ADDITION as the same is numbered and delineated on the recorded plat thereof, of record in Plat Book 17, pages 4 and 5, Recorder's Office, Franklin County, Ohio's said Lot having been now re-subdivided and forms a part of Lot 4, in High Bank Addition, as shown on Plat Book No. 17, page 280, Recorder's Office, Franklin County, Ohio.




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
                                  Page 8 of 11


PARCEL TWO - TRACT ONE


                       DESCRIPTION OF A 1.485 ACRE TRACT
                             NORTH OF FIFTH AVENUE
                             WEST OF CASSADY AVENUE
                                    TRACT 1

     Situated in the State of Ohio, County of Franklin, City of Columbus, being a part of Quarter Township No. 3, Township No. 1, Range 17, United States Military Lands and being 1.485 acres out of Wye Transportation Company in Official Record Volume 4108 E12 (all references to deeds and plats being to records in the Recorder's Office, Franklin County, Ohio) and being more fully described as follows:

     Beginning at an iron pin set at the northwest corner of North Baxley View Addition (P.B. 17, Pg. 4) a southerly line of said Wye Transportation Company;

     Thence North 1(degree)05'06" West a distance of 25.36 feet along the easterly line of Renite Company (D.B. 3702, Pg. 665), the southerly line of said Wye Transportation Company to an iron pin set;

     Thence along a curve to the right (delta=9(degrees)36'36", radius=1457.68 feet) a chord bearing South 88(degrees)29'19" West a distance of 244.21 feet, along the northerly line of said Renite, to an iron pin set;

     Thence North 88(degrees)42'23" West a distance of 205.00 feet along the northerly line of said Renite to an iron pin set;

     Thence South 1(degree)17'37" West a distance of 25.00 feet along the westerly line of said Renite to an iron pin set;

     Thence North 88(degrees)42'23" West a distance of 200.53 feet along the northerly line of Renite Company (D.B. 2920, Pg. 587), the southerly line of said Wye Transportation Company to a point in the centerline of Alum Creek;

     Thence North 1(degree)17'37" East a distance of 93.63 feet along the centerline of said Alum Creek to a point;

     Thence South 88(degrees)43'45" East a distance of 670.79 feet, along the northerly line of said Wye Transportation Company the southerly line of Barnebey Cheney Co. (D.B. 2247, Pg. 380), to an iron pin set;

     Thence North 81(degrees)01'30" East a distance of 100.00 feet, along the northerly line of said Wye Transportation Co., the southerly line of Barnebey Cheney Co. (D.B. 2479, Pg. 116) to an iron pin set;

     Thence North 78(degrees)50'40" East a distance of 186.91 feet, along the northerly line of said Wye Transportation Co., the southerly line of said Barnebey Cheney Co., to an iron pin set;

     Thence South 1(degree) 05'06" East a distance of 45.55 feet along the easterly line of said Wye Transportation Co., to an iron pin set on the southerly line of said Wye Transportation Co.;

     Thence South 76(degrees) 57'59" West a distance of 117.37 feet along the southerly line of said Wye Transportation Co., the northerly line of said North Bexley View Addition to an iron pin set;

     Thence South 74(degrees) 29'35" West a distance of 198.41 feet to the Point of Beginning containing 1.485 acres more or less according to an actual field survey made by Hockaden and Associates, Inc. in June of 1997.

                                             HOCKADEN AND ASSOCIATES, INC.
                                             Consulting Engineers

                     [STATE OF OHIO]
                     [SURVEYOR SEAL]         /s/ Frank C. Long   10 Sept 97
                                             -----------------------------------
                                             Frank C. Long
                                             Professional Surveyor No. 6615

40803091097F1

PARCEL TWO - TRACT TWO

                       DESCRIPTION OF A 0.923 ACRE TRACT
                             NORTH OF FIFTH AVENUE
                             WEST OF CASSADY AVENUE
                                    TRACT 2

     Situated in the State of Ohio, County of Franklin, City of Columbus, being a part of Quarter Township No. 3, Township No. 1, Range 17, United States Military Lands, and being 0.923 acres out of that 9.697 acre tract as described in a deed to Cassady Transportation Co. in Official Record Volume 3465 H09, (all references to deeds and plats being to records in the Recorder's Office, Franklin County, Ohio) and being more fully described as follows:

     Beginning at a point on the easterly right of way line of said Cassady Avenue with the centerline of a railroad;

     Thence South 04(degrees)50'02" West a distance of 38.48 feet along the easterly right of way line of said Cassady Avenue to a point;

     Thence North 90(degrees)00'00" West a distance of 204.01 feet along the northerly line of North Bexley View Addition No. 3 (P.B. 17, Pg. 58), the southerly line of said Cassady Transportation Co. to an existing iron pin;

     Thence South 89(degrees)01'00" West a distance of 307.55 feet along the northerly line of said North Bexley View Addition No. 3, the southerly line of said Cassady Transportation to an existing iron pin;

     Thence South 80(degrees)12'30" West a distance of 259.04 feet along the northerly line of North Bexley View Addition (P.B. 17, Page 4), the southerly line of said Cassady Transportation to an iron pin set;

     Thence South 76(degrees)57'59" West a distance of 51.11 feet along the southerly line of said Cassady Transportation Co., the northerly line of said North Bexley View Addition to an iron pin set;

     Thence North 01(degrees)05'06" West a distance of 45.55 feet along the westerly line of said Cassady Transportation Co., the easterly line of Caprail Railroad (O.R.V. 19163 E09) to an iron pin set;

     Thence North 78(degrees)50'40" East a distance of 50.85 feet along the northerly line of said Cassady Transportation Co. the southerly line of said Barnebey Cheney Co. to an iron pin set;

     Thence along a curve to the right (radius=3197.77 feet, delta= 11(degrees)09'20") a chord bearing North 84(degrees)25'20" East a distance of
621.63 feet along the northerly line of said Cassady Transportation Co. the southerly line of said Barnebey Cheney to an iron pin set;

     Thence North 90 (degrees) 00'00" East a distance of 103.02 feet along the northerly line of said Cassady Transportation Co., the southerly line of said Barnebey Cheney Co. (D.B. 1852, Pg. 582, and D.B. 1852, Pg. 586) to an existing iron pin;

     Thence North 09 (degrees) 23'28" East a distance of 5.50 feet to an existing iron pin;

     Thence South 90 (degrees) 00'00" East a distance of 50.05 feet to a point on the easterly right of way line of said Cassady Avenue;

     Thence South 04 (degrees) 50'02" West a distance of 22.08 feet along the easterly right of way line of said Cassady Avenue to the Point of Beginning containing 0.923 acres more or less according to an actual field survey of the premises made by Hockaden and Associates, Inc. in June of 1997.

                                       HOCKADEN AND ASSOCIATES, INC.
                                       Consulting Engineers

                                       /s/  Frank C. Long
                                       -----------------------------
                                       Frank C. Long
                                       Professional Surveyor No. 6615

40803de.ng1

                                  SCHEDULE 7.4

          SHARE CAPITAL AND OWNERSHIP (OF WATERLINK UK AND SUBSIDIARY)

That certain Pledge Agreement between Waterlink, Inc. and Bank of America Illinois (now know as Bank of America, N.A.) as Collateral Agent, dated as of June 27, 1997, as amended

                                       72